EXHIBIT 10.6

                               SUBLEASE AGREEMENT



        THIS SUBLEASE AGREEMENT (this "Sublease") is made as of this 31st day of July, 1995, by and between EQUITABLE REAL ESTATE INVESTMENT MANAGEMENT, INC. and COMPASS MANAGEMENT AND LEASING, INC. (collectively, the "Lessor") and ROADHOUSE GRILL, INC. (the "Lessee").

                                   WITNESSETH:

        WHEREAS, Lessor is a party to that certain Standard Office Lease dated September 13, 1993 (the "Prime Lease") by and between THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES (the "Landlord"" as landlord and Lessor as tenant, a copy of which as attached hereto as Exhibit "A"; and

        WHEREAS, subject to the terms and conditions hereinafter set forth, Lessor desires to sublease to Lessee, and Lessee desires to sublease from Lessor, a portion of the Premises (as such term is defined in the Prime Lease) consisting of approximately 7,580 square feet of rentable area which is stipulated and agreed by the parties and more particularly identified as Suite 160 on Exhibit "A" attached to the Prime Lease (the "Demised Premises").

        NOW, THEREFORE, in consideration at the foregoing premises, the mutual covenants set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1. DEMISE. Lessor hereby leases and demises to Lessee, and Lessee hereby leases and hires from Lessor, the Demised Premises. The Demised Premises are leased in "AS IS" condition as on the date hereof. Any improvements or refurbishments desired by Lessee shall be at its expense and prosecuted in accordance with Section 12 of the Prime Lease, although Lessor's approval for such improvements or refurbishments shall not be required so long as Lessee obtains Landlord's approval for same.

        2. TERM. The term of this Sublease (the "Term") shall commence on September 1, 1995 and shall terminate on September 30, 1998. So long as Lessee is not in default of its obligations under this Sublease beyond any applicable grace period, Lessor agrees it shall not exercise the Cancellation Option set forth in Paragraph 4 of that certain First Addendum attached to the Prime Lease.

        3. RENT. Lessee shall pay to Lessor annual Base Rent with respect to the Demised Premises at the applicable per square foot rate set forth in the Prime Lease with respect to the Premises. Lessee shall also pay Overhead Rent (as such term is defined in the Prime Lease) with respect to the Premises, and in connection with same, Tenant's Share (as such term is used in the Prime Lease) shall be 6.1%. Notwithstanding the foregoing, Lessor waives and Lessee shall not be obligated to pay Base Rent and Overhead Rent for the months of September and October of 1995; provided, however, in the event of a default by Lessee under this Sublease which remains uncured beyond any applicable grace period (as contemplated by the effect of Paragraph 8 below), such abated amounts shall be immediately due and payable by Lessee to Lessor.

        4. SECURITY DEPOSIT AND PREPAID BASE RENT. Upon its execution of this Sublease, Lessee shall pay Lessor Base Rent for the first month in which same is due under this Sublease and a Security Deposit equal to one month of Base Rent plus sales tax ($11,570.00). The rights and obligations of Lessor and Lessee with respect to the Security Deposit shall be governed by Paragraph 4.A. of the Prime Lease as though Lessor were the Landlord and Lessee the Tenant under the Prime Lease.

        5. FURNITURE. The conference and reception furniture with the exception of one foyer table located against the wall to the right of the receptionist is hereby transferred by Lessor to Lessee. All pictures, mirror, planters, furniture and other decorative items remain the property of Lessor and may be removed by Lessor from the Premises at any time.

        6. PARKING. Lessor hereby assigns to Lessee the use of 14 of its covered parking spaces and 14 of its uncovered parking spaces.

        7. ASSIGNMENT AND SUBLETTING. This Sublease is personal to Lessee, and Lessee may not assign all or any portion of this Sublease or sublet all or any portion of the Demised Premises. Any purported assignment of this Sublease or sublet of the Demised Premises shall be null and void.

        8. PRIME LEASE. This Sublease is subject and subordinate in all respects to the Prime Lease. Except as otherwise expressly set forth in this Sublease, all the terms, covenants and conditions of the Prime Lease shall apply to Lessor and Lessee under this Sublease with the same force and effect as if Lessor were the Landlord and Lessee the tenant under the Prime Lease. Without limiting the generality of the foregoing, in the event Lessee shall breach any term, covenant or condition this Sublease, Lessor shall have all the rights and remedies against Lessee as would be available under the Prime Lease to the Landlord against the Tenant if such breach were by the Tenant thereunder. Notwithstanding the foregoing, the following concepts shall control:

               A. except to the extent Lessor directs Lessee to pay Base Rent and Overhead Rent directly to Landlord, all monetary obligations payable by the Lessor under the Prime Lease shall be payable by Lessor unless the same are incurred directly by or on behalf of Lessee.

               B. Paragraphs 6., 7. and 14. of the Prime Lease have no application as between Lessor and Lessee.

               C. Lessor shall have no personal liability under this Lease, and any claim by Lessee against Lessor shall be enforced solely against Lessor's leasehold interest under the Prime Lease.

        9. TERMINATION OF PRIME LEASE. Lessee shall not cause or permit to be caused any act or omission which would give the Landlord the right to terminate or cancel the Prime Lease prior to the Expiration Date set forth in the Prime Lease. Lessee shall indemnify and hold Lessor harmless from and against any loss, liability, claim, costs and expenses (including reasonable attorneys fees) incurred by Lessor as a result of any cancellation or termination of the Prime Lease resulting from any such act or omission.

        10. NOTICES. All payments or notices required or permitted hereunder shall be in the form required for notices under the Prime Lease, except that notices hereunder shall be sent to the following addresses. If to Lessee, at the Demised Premises; if to Lessor, as follows:

                      Compass Management and Leasing, Inc.
                      NationsBank Tower
                      Fort Lauderdale, Florida 33394
                      ATTENTION: On Site Property Manager

                      With copies to:

                      Equitable Real Estate Investment Management, Inc. Atlanta Regional Office
                      The Equitable Building
                      100 Peachtree Street, Suite 2300
                      Atlanta, Georgia 30303
                      ATTENTION: Asset Manager

                      and to:

                      Holland & Knight
                      One East Broward Blvd.
                      P.O. Box 14070
                      Fort Lauderdale, Florida 33301
                      ATTENTION: Irwin J. Fayne, Esq.


11. MISCELLANEOUS.

               A. If any term or condition of this Sublease or the application thereof to any person or circumstance is, to any extent, invalid or unenforceable, the remainder of this Sublease, or the application of such term or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, is not to be affected thereby and each term and condition of this Sublease is to be valid and enforceable to the fullest extent permitted by law. This Sublease will be construed in accordance with the laws of the State of Florida.

               B. Lessee acknowledges that it has not relied upon any statement, representation, prior or contemporaneous written or oral promises, agreements or warranties, except such as are expressed herein.

               C. Each party represents and warrants that it has not dealt with any agent or broker in connection with this transaction except for Compass Management and Leasing, Inc., Cushman & Wakefield of Florida, Inc. and Raintree Properties and Investments, Inc. If either party's representation and warranty proves to be untrue, such party will indemnify the other party against all resulting liabilities, costs, expenses, claims, demands and causes of action, including reasonable attorneys' fees and costs through all appellate actions and proceedings, if any. The foregoing will survive the end of the Sublease Term.

        12. RIGHT OF FIRST REFUSAL. As used in this paragraph, the "Negotiation Space" refers to the approximately 945 square feet of rentable area more particularly identified as Suite 160A on Exhibit "A" attached to the Prime Lease. If the Negotiation Space becomes the subject of a bona fide lease proposal (the "Proposal") by Lessor to a prospective tenant or by a prospective tenant to Lessor, Lessor shall deliver to Lessee a copy of any Proposal by notice to Lessee ("Lessor's Notice"), and Lessee shall have an option to lease the Negotiation Space described in the Proposal (the "Right") as provided in this paragraph. Lessee agrees to maintain the confidentiality of any Proposal. In order to exercise the Right, Lessee must deliver notice of such exercise to Lessor not later than 5 business days after Lessor's Notice. The Right shall be null and void should Lessee fail to exercise it within said 5 business days, and Lessor shall thereafter be free to deal with the prospective tenant in connection with the Negotiation Space as Lessor sees fit. Upon exercise of the Right, Lessee shall be deemed to have leased such Negotiation Space on the same terms and conditions of this Sublease and the Demised Premises shall be deemed to include the Negotiation Space, except as follows: (i) any conflict between the Proposal and this Sublease with regard to Rent and other economic terms in connection with such Negotiation Space shall be resolved in favor of the Proposal except as modified by this paragraph, (ii) the Expiration Date of the Negotiation Space shall be as contemplated by the Proposal notwithstanding the Expiration Date of the Demised Premises as originally set forth herein, (iii) Lessee's obligation to pay Rent with respect to the Negotiation Space shall commence as and when contemplated by the Proposal, (iv) Lessee's Share shall be ratably increased based on the rentable area of such Negotiation Space, and (v) Lessee shall accept the Negotiation Space in its "as-is" condition unless otherwise set forth in the Proposal. The parties shall execute an amendment to this Sublease that evidences the terms and conditions of Lessee's lease of the Negotiation Space as provided herein.

        13. CONSENT OF LANDLORD. By its signature below, Landlord hereby agrees as follows:

        A. Landlord does hereby consent to the Sublease pursuant to the Prime Lease. This consent shall not be construed to amend the Prime Lease in any respect, any purported modifications being solely for the purpose of setting forth the rights and obligations as between Lessee and Lessor, but not binding Landlord.

        B. The parties acknowledge that the Sublease is subordinate and inferior to the Prime Lease, and that the Sublease shall automatically terminate upon any termination of the Prime Lease.

        C. Lessor acknowledges and agrees that it shall not be released from, and shall continue to be bound under, the Prime Lease irrespective of Landlord's consent to the Sublease.

        D. Lessee acknowledges that it and Landlord are not contractually bound in any manner except as expressly set forth in this Paragraph entitled Consent of Landlord. Lessee specifically acknowledges that Landlord is not a party to the Sublease.

        E. If Lessor breaches any of the terms and provisions of the Prime Lease, Landlord may elect to receive directly from Lessee all sums due or payable to Lessor by Lessee pursuant to the Sublease, and upon receipt of a written notice from Landlord referencing this paragraph, Lessee shall thereafter pay to Landlord any and all sums becoming due or payable under the Sublease. Lessor shall receive from Landlord a corresponding credit for such sums against any payments then due or thereafter becoming due from Lessee. Neither the giving of such written notice to Lessee nor the receipt of such direct payments from Lessee shall cause Landlord to assume any of Lessor's duties, obligations and/or liabilities under the Sublease, nor shall such event impose upon Landlord the duty or obligation to honor the Sublease nor subsequently to accept Lessee's attornment.

        F. Lessee shall have an option (the "Option") to extend the term of the Prime Lease for one additional period of three years from the Expiration Date set forth therein (the "renewal Term") and assume the Prime Lease upon commencement of the renewal Term. In order to exercise the Option, Lessee must give written notice to Landlord not less than nine months prior to the Expiration Date that it wished to extend the term of the Prime Lease; provided, however, that Lessee shall not be entitled to exercise the Option unless each of the following conditions shall be fully satisfied at the time of its exercise:
(i) the Prime Lease shall be in full force and effect; (ii) the original Lessee named in this Sublease shall be in possession of the Demised Premises; and (iii) Lessee shall not then be in default under any terms, provisions, convenants or conditions of either the Prime Lease or this Sublease. If Lessee exercises the Option as provided, the Expiration Date shall be extended for a period of three years and Base Rent shall be adjusted to market rent. Notwithstanding anything to the contrary herein or in the Prime Lease, Lessor shall have no liability for and shall automatically be released from any obligations arising under the Prime Lease during the renewal Term. If Lessee shall fail to give written notice to Landlord of Lessee's exercise of the Option provided, Lessee shall be deemed to have waived its right to exercise the Option and to occupy any space in the Building beyond the Expiration Date. Market rent (including escalations for successive years of the renewal term) shall be determined by Landlord in its reasonable discretion. Landlord's determination shall be based, as Landlord deems appropriate, upon then current and projected rents for spaces in the Building which are then for rent (or, if none, which have been rented during the prior twelve months) or projected to be for rent during the Prime Lease Term, adjusted for any special conditions applicable to such spaces and leases, for location, length of term, amount of space and other factors Landlord deems relevant in computing rents for space in the Building. Including adjustments for anticipated inflation, and subject to adjustments for fluctuations in market rents, market conditions and price conditions. Notwithstanding anything herein to the contrary, Landlord's determination of market rent shall be final, and Lessee's sole remedy in the event that it is dissatisfied with such determination shall be non-exercise of the Option. Landlord agrees that, if requested by Lessee not less than twelve nor more than thirteen months prior to the expiration date of the Prime Lease, it will advise Lessee of and be bound by Landlord's determination of market rent for the renewal Term. Landlord grants to Lessee the Option specifically due to the character and nature of Lessee.

        IN WITNESS WHEREOF, the parties hereto have executed this Sublease under seal as of the date first above written.

Signed, sealed and delivered
in the presence of

        Witnesses:                    LESSOR:

                                      EQUITABLE REAL ESTATE
                                      INVESTMENT MANAGEMENT, INC.
/s/ LINDA A. QUINN
- ----------------------------          By: /s/ SUSAN HAWKEN
LINDA A. QUINN                           --------------------------
- ----------------------------          Name: VICE PRESIDENT
Name Printed                              -------------------------
                                      Title: authorized agent
/s/ J. SUE KING
- ----------------------------
J. SUE KING
- ----------------------------
Name Printed
                                      COMPASS MANAGEMENT AND LEASING, INC.
/s/ MICHAEL FESS
- ----------------------------
 MICHAEL FESS                         By: /s/ ILLEGIBLE
- ----------------------------             ----------------------------
Name Printed                          Name: VICE PRESIDENT
                                          ----------------------------
                                      Title: authorized agent
/s/ MICHAEL VULLIS
- ----------------------------
MICHAEL VULLIS
- ----------------------------
Name Printed

                                      LESSEE:
/s/ GARY EGGLINSTON
- -----------------------------
GARY EGGLINSTON                       ROADHOUSE GRILL, INC.
- -----------------------------
Name Printed

/s/ JENNIFER VERDI
- ------------------------------        By: /s/ JOHN D. TOOLE
JENNIFER VERDI                           -----------------------------
- ------------------------------        Name JOHN D. TOOLE
Name Printed                              ----------------------------
                                      Title: VICE PRESIDENT
                                            --------------------------

                                      LANDLORD:
/s/ LINDA A. QUINN
- ------------------------------        THE EQUITABLE LIFE ASSURANCE
 LINDA A. QUINN                       SOCIETY OF THE UNITED STATES
- ------------------------------
Name Printed
                                      By: /s/ TERRELL E. DAFFER
/s/ J. SUE KING                          ---------------------------
- ------------------------------        Name: TERRELL E. DAFFER
J. SUE KING                                -------------------------
- -----------------------------         Title: INVESTMENT OFFICER
Name Printed                                ------------------------

                                   EXHIBIT "A"

                                 CYPRESS CENTRE

                              STANDARD OFFICE LEASE

                                    INDEX TO

                                 CYPRESS CENTRE

                              STANDARD OFFICE LEASE

LEASE

Basic Lease Information Rider .........................................I,II,III

1   Premises; Common Areas....................................................1
2   Lease Term; Lease Dates ..................................................1
3   Rent......................................................................2
4   Security Deposit..........................................................5
5   Use.......................................................................6
6   Delay of Possession.......................................................7
7   Acceptance of Premises; Landlord's Work...................................8
8   Parking...................................................................8
9   Building Services.........................................................9
10  Security.................................................................12
11. Repairs and Maintenance..................................................12
12. Tenant's Alterations.....................................................13
13. Landlord's Additions and Alterations.....................................15
14. Assignment and Subletting................................................15
15. Tenant's Insurance Coverage..............................................16
16. Landlord's Insurance Coverage............................................17
17  Subrogation..............................................................17
18. Damage or Destruction By Casualty........................................17
19. Condemnation and Eminent Domain..........................................18
20. Limitation of Landlord's Liability; Indemnification......................19
21. Relocation of Tenant.....................................................19
22. Compliance With Laws and Procedures......................................20
23. Right of Entry...........................................................21
24  Default..................................................................21
25. Landlord's Remedies for Tenant's Default.................................22
26. Landlord's Right to Perform for Tenant's Account.........................23
27  Liens....................................................................23
28  Notices..................................................................24
29. Mortgage; Estoppel Certificate; Subordination............................24
30. Attornment and Mortgagee's Request.......................................24
31. Transfer by Landlord.....................................................25
32. Surrender of Premises; Holding Over......................................25
33. No Waiver; Cumulative Remedies...........................................26
34  Waiver...................................................................26
35. Consents and Approvals...................................................26
36. Rules and Regulations....................................................27
37. Successors and Assigns...................................................27
38. Quiet Enjoyment..........................................................27
39. Entire Agreement.........................................................27
40. Hazardous Materials......................................................27
41. Bankruptcy Provisions....................................................28
42. Miscellaneous............................................................30

EXHIBIT(S):

Exhibit "A" Floor Plan
Exhibit "B" Space Plan
Exhibit "C" Rules and Regulations

ADDENDUM:

First Addendum
- -------------------------------------------
- -------------------------------------------

GUARANTY:

- -------------------------------------------
- -------------------------------------------

                          BASIC LEASE INFORMATION RIDER
                                                            Corporate Lease
                                 CYPRESS CENTRE

                              STANDARD OFFICE LEASE

Preamble
Page 1         Date of Lease: SEPTEMBER 13. 1993

Preamble       Landlord: THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED
Page 1         STATES, a New York corporation qualified to do business in the
               State of Florida.

Preamble Tenant: EQUITABLE REAL ESTATE INVESTMENT MANAGEMENT INC. AND COMPASS MANAGEMENT AND LEASING INC. a FLORIDA entity
Page 1 formed under the laws of the State of DELAWARE and qualified to do business in the State of Florida jointly and severally.

Section 1      Premises: SUITE #160 AND 160 A
Page 1         6600 North Andrews Avenue
               Fort Lauderdale, Florida 33309

Section 1      Net Rentable Area of Premises: 8525 (R)
Page 1

Section 2      Lease Commencement Date: October 1. 1993
Page 1

Section 2      Expiration Date:   September 30. 1998
Page 1

Section 2      Lease Term:        Five years (60 Months)
Page 1

Section 2      Rent Commencement Date: October 1. 1993
Page 1

Section 3      Base Rent:  -
Page 2


                             (a) During the first 12 months of the Lease
                                 Term beginning with the payment, if any, due
      10/1/93 - 9/30/94          on the Lease Commencement Date, the Monthly
                                 Base Rent shall be $ 9.00 per net rentable square foot of the Premises, that is, $6393.75 per month, plus Florida State Sales tax;

                             (b) During the next 12 months of the Lease
                                 Term beginning with the payment due on the day
      10/1/94 - 9/30/95          following the expiration of the period
                                 described in subsection (a) above, the Monthly
                                 Base Rent shall be $ 9.36 per net rentable square foot of the Premises, that is, $6649.50 per month, plus Florida State Sales tax;

                             (c) During the next 12 months of the Lease
                                 Term beginning with the payment due on the day
      10/1/95 - 9/30/96          following the expiration of the period
                                 described in subsection (b) above, the Monthly
                                 Base Rent shall be $ 9.73 per net rentable square foot of the Premises, that is, $6912.35 per month, plus Florida State Sales tax;

                             (d) During the next 12 months of the Lease Term
                                 beginning with the payment due on the day
      10/1/96 - 9/30/97          following the expiration of the period
                                 described in subsection (c) above, the Monthly
                                 Base Rent shall be $ 10.12 per net rentable square foot of the Premises, that is, $7189.42 per month, plus Florida State sales tax;

                             (e) During the next 12 months of the Lease Term
                                 beginning with the payment due on the day
      10/1/97 -9/30/98           following the expiration of the period
                                 described in subsection (d) above, the Monthly
                                 Base Rent shall be $ 10.53 per net rentable square foot of the Premises, that is, $7480.69 per month, plus Florida State Sales tax;

Section 3 Tenant's Share:                   6.85%
Page 4                    ---------------------------------------------------

Sections  Security Deposit Received:         Waived
3, 4                               ------------------------------------------
Pages 5, 6

Section 5 Use of Premises:      General Administrative Offices
Pages 6, 7                 --------------------------------------------------
               --------------------------------------------------------------
               --------------------------------------------------------------

               Tenant's Address for Notices Prior to Lease
               Commencement Date:
                      1900 Glades Road
               --------------------------------------------------
                      Suite #451
               --------------------------------------------------
                      Boca Raton. FL 33431
               --------------------------------------------------

               Tenant's Address for Notices After Lease Commencement Date:

               Tenant
               The Premises

               Landlord's Address for Notices:

               The Equitable Life Assurance Society of the
               United States
               Cypress Centre
               6600 N. Andrews Ave
               Fort Lauderdale, FL 33309
               ATTENTION: Regional Property Manager

               With copies to:

               Building Management Office

               6600 North Andrews Avenue
               Fort Lauderdale, Florida 33309
               ATTENTION: On Site Property Manager

               and to:

               Shutts & Bowen
               1500 Edward Ball Building - Miami Center
               Miami, Florida 33131
               ATTENTION: Kevin D. Cowan, Esq.

Section 8     Number of Parking Spaces in
Pages 7, 8,   Covered Parking Area: Sixteen (16)
9                                   --------------------------------------
              a) Monthly Rate Per Parking Space $ -0
                                                --------------------------

              Number of Parking Spaces in
              Uncovered Parking Area: Sixteen (16)
                                      ------------------------------------
              a) Monthly Rate Per Parking Space $ -0
                                                --------------------------

Section 15    Amount of General Comprehensive Liability
Pages 14, 15  Insurance: $ 1,000,000
                         --------------------------------------------------
Section 40    Tenant's Real Estate Broker:
Page 24                                N/A
              -------------------------------------------------------------

              Landlord's Real Estate Broker:
                                       N/A
              ------------------------------------------------------------

        Certain of the information relating to the Lease, including many of the principal economic terms, are set forth in the foregoing Basic Lease Information Rider (the "BLI Rider") . The BLI Rider and the Lease are, by this reference, hereby incorporated into one another. In the event of any direct conflict between the terms of the BLI Rider and the terms of the Lease, the BLI Rider shall control. Where the Lease simply supplements the BLI Rider and does not conflict directly therewith, the Lease shall control.

        IN WITNESS WHEREOF, Landlord and Tenant have signed this BLI Rider as of this 28 day of September, 1993.

                                   "TENANT"
                                   --------

                                   Equitable Real Estate
                                   Investment Management Inc.


                                   By:  /s/ SUSAN HAWKEN
                                      -----------------------------
                                        Its:  ATTORNEY-IN-FACT
                                            -----------------------
                                                SUSAN HAWKEN

                                   Witnesseth:

                                   /s/ ANN M. FLYN
                                   --------------------------------
                                   /s/ ILLEGIBLE
                                   --------------------------------

"LANDLORD"                        "TENANT"

The Equitable Life                 COMPASS Management and Leasing, Inc.
Assurance Society of the
United States

By:  /s/ ILLEGIBLE                 By: /s/ ILLEGIBLE
     --------------------------        ------------------------------
     Its:  Investment Officer           Its:  Vice President
         ----------------------             -------------------------

Witnesseth:                        Witnesseth:

     /s/ ILLEGIBLE                         /s/ ILLEGIBLE
- -------------------------------    ----------------------------------
     /s/ ILLEGIBLE                         /s/ ILLEGIBLE
- -------------------------------    ----------------------------------

CYPRESS CENTRE
STANDARD OFFICE LEASE

THIS LEASE ("Lease") is made as of the 13th day of SEPTEMBER , 1993, by and between THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES, a New York corporation authorized to do business in the State of Florida ("Landlord"), and EQUITABLE REAL ESTATE INVESTMENT MANAGEMENT INC. AND COMPASS MANAGEMENT AND LEASING. INC. an entity formed under the Laws of the State of DELAWARE authorized to do business in the State of Florida, are referred to herein as "Tenant", jointly and severally.

W I T N E S S E T H:

1. PREMISES: COMMON AREAS:

        Landlord leases to Tenant and Tenant leases from Landlord the premises in the Cypress Centre Building located at 6600 North Andrews Avenue, Fort Lauderdale, Florida 33309 (together with the covered and uncovered parking facilities sometimes collectively referred to herein as the "Building") known by that certain suite number set forth in the Basic Lease Information Rider (the "BLI Rider") attached to the front of this Lease and incorporated into this Lease by this reference, which space is more particularly shown on the floor plan attached hereto as Exhibit "A" and by this reference incorporated herein ("Premises"). The parties hereby agree that the Premises contain the number of net rentable square feet set forth in the BLI Rider and that such total amount of net rentable square feet already includes an add-on factor to usable square feet of fifteen percent (15%). In addition to the Premises, Tenant has the right to use, in common with others, the lobby, public entrances, public stairways and public elevators of the Building. The common areas serving the Building, including those referenced above, the parking facilities, and all others, will at all times be subject to Landlord's exclusive control and management in accordance with the terms and provisions of this Lease.

2. LEASE TERM: LEASE DATE:

        A. General. The lease term ("Lease Term") is for the period of time set forth in the BLI Rider, commencing on the Lease commencement date set forth in the BLI Rider ("Lease Commencement Date") and ending on the Lease expiration date set forth in the BLI Rider ("Expiration Date"). Tenant's obligation to pay all rent, including Base Rent, Overhead Rent and Additional Rent, (collectively, "Rent"), as such terms are hereafter defined, will commence on the rent commencement date set forth in the BLI Rider ("Rent Commencement Date"). Notwithstanding the foregoing, the parties agree and acknowledge that the aforesaid Lease Commencement Date and/or the Rent Commencement Date are subject to change pursuant to the work letter attached hereto as Exhibit "B" and by this reference incorporated herein ("Work Letter"), including, but not limited to, Sections 6 and/or 7 thereof.

B. Default Prior to Rent Commencement Date. The parries agree that as long as Tenant shall have duly kept and performed all of the terms and conditions to be kept and performed by Tenant under this Lease, for the time period (if any) beginning on the Lease Commencement Date and ending on the Rent Commencement Date (hereinafter referred to as the "Rent Free Period"), Tenant and only Tenant hereunder (this provision shall not apply to any assignee or subtenant of Tenant) may occupy the Premises without any obligation to pay Rent, whether pursuant to all of the terms of this Lease and (iii) Tenant hereby acknowledges that Landlord's waiver of the Rent during the Rent Free Period, as well as Landlord's giving of any other lease concessions to Tenant, including, but not limited to, tenant improvement work and funds, are conditioned upon Tenant not being in default hereunder and should Tenant default hereunder, such amounts shall, without notice and in addition to all other rights and remedies available to Landlord, become immediately due and payable by Tenant to Landlord.

3. RENT:
        A. BASE RENT. During the Lease Term, Tenant will pay as the base rent for the Premises ("Base Rent") the amounts set forth in the BLI Rider, with same being payable without demand, setoff or deduction, in advance, on or before the first day of each month, in equal monthly installments of the amounts set forth in the BLI Rider plus applicable sales and other such taxes as are now or later enacted.

        B. OVERHEAD RENT. Tenant shall pay, as overhead rent ("Overhead Rent"), prorated for that part of the Lease Term within the applicable calendar year, Tenant's share ("Tenant's Share"), as hereafter defined, of the total amount of
(i) the annual operating expenses ("Operating Expenses"), as hereafter defined, and (ii) the annual taxes ("Taxes"), as hereafter defined. For all years during the Lease Term, Landlord shall, in advance, reasonably estimate for each such calendar year the total amount of the Overhead Rent. One-twelfth (1/12) of the estimated Overhead Rent shall be payable monthly, in advance, along with the monthly payment of the Base Rent. Landlord shall use good faith efforts to make such estimate on or before January 1 of each calendar year. On or before March 31 following a year for which Overhead Rent is payable hereunder, Landlord shall use good faith efforts to provide Tenant with the amount of the actual Overhead Rent for the previous year, and a reasonable breakdown of the items included therein, together with an invoice for any underpayments of Overhead Rent (to be paid within thirty (30) days following receipt of such invoice, or to be included with the next monthly payment of Rent, whichever shall first occur) or either notice that Tenant's overpayment of Overhead Rent will be deducted from Tenant's Share of Overhead Rent for the forthcoming year or a check to Tenant to reimburse Tenant for any such overpayment of Overhead Rent. For a period of thirty (30) days after receipt of the aforedescribed reconciliation statements, Tenant shall have the right, upon advance notice, to visit Landlord's office in the Building during Business Hours, as hereafter defined, to inspect its books and record concerning the Overhead Rent. When calculating annual Taxes, such calculation shall, with respect to ad valorem taxes, be calculated with reference to the gross amount set forth in the official tax bill issued by the appropriate taxing authorities, irrespective of the amount actually paid by Landlord for such year in light of a protest or dispute over the amount of such Taxes. In the event the Taxes for any year are in fact contested by Landlord, however, ultimately the amount payable for that year shall be the amount found to be payable in a final determination, whether such final determination is in the form of a pronouncement from the appropriate tribunal or a settlement. The delivery of the aforedescribed projection statement after January 1 and/or the reconciliation after March 31 shall not be deemed a waiver of any of Landlord's rights to collect monies and/or a waiver of any of the duties and obligations of Tenant as described in this section or as provided elsewhere in this Lease.

C. DEFINITION OF MATERIAL TERMS.

        (a) The term "Operating Expenses. shall mean (i) any and all costs of ownership, management, operation repair and maintenance of the Building, including, without limitation, wages, salaries, professionals' fees, taxes, insurance, benefits and other payroll burdens of all employees, janitorial, maintenance, guard and other services, building management office rent or rental value, power, fuel, water, waste disposal, landscaping care, lighting, garbage removal, window cleaning, system maintenance, parking area care, and any and all other utilities, materials, supplies, maintenance, repairs, insurance applicable to the Building and Landlord's personal property and depreciation on personal property, and (ii) the cost (amortized over such reasonable period as landlord shall determine together with interest at the rate of twelve percent (12%) per annum on the unamortized balance) of any capital improvements made to the building by landlord after the date of this lease that reduce other operating expenses or made to the building by landlord after the date of this lease that are required under any governmental law or regulation; provided, however, that operating expenses shall not include real property taxes, depreciation on the building other than depreciation on carpeting in public corridors and common areas, costs of tenants' improvements, real estate broker's commissions, interest and capital items other than those referred to in subsection (ii) above. Landlord shall maintain accounting books and records in accordance with sound accounting principles. In determining the amount of Operating Expenses for any calendar year, including the Base Year, (i) if less than one-hundred percent (100%) of the Building shall have been occupied by tenants and fully used by them, Operating Expenses shall be increased to an amount equal to the like operating expenses which would normally be expected to be incurred had such occupancy been one-hundred percent (100%) and had such full utilization been made during the entire period or (ii) if Landlord is not furnishing particular work or services (the cost of which if performed by Landlord would constitute an Operating Expense) to a tenant who has undertaken to perform such work or service in lieu of the performance thereof by Landlord, Operating Expenses shall be deemed to be increased by an amount equal to the additional expense which would reasonably have been incurred during such period by Landlord had Landlord furnished such work or service to such tenant. Landlord hereby agrees to deduct each year from the amount of the Operating Expenses the total amount of any and all sums, amounts or charges paid by Tenant or other tenants of the Building directly to Landlord or its agent for specific tenant requested services.

        (b) The term "Taxes" shall mean the gross amount of all impositions, taxes, assessments (special or otherwise), water and sewer assessments and other governmental liens or charges of any and every kind, nature and sort whatsoever, ordinary and extraordinary, foreseen and unforeseen, and substitutes therefor, including all taxes whatsoever (except for taxes for the following categories which shall be excluded from the definition of Taxes: any inheritance, estate, succession, transfer or gift taxes imposed upon Landlord or any income taxes specifically payable by Landlord as a separate tax-paying entity without regard to Landlord's income source as arising from or out of the Building and/or the land on which it is located) attributable in any manner to the building, the land on which the Building is located or the rents (whether Base Rent, Overhead Rent or Additional Rent) or other payments receivable therefrom, or any part thereof, or any use thereon, or any faculty located therein or used in conjunction therewith or any charge or other amount required to be paid to any governmental authority, whether or not any of the foregoing shall be designated "real estate tax", "sales tax", "rental tax", "excise tax", "business tax", or designated in any other manner.

        (c) The term "Tenant's Share" shall mean the percentage set forth in the BLI Rider. Landlord and Tenant acknowledge that Tenant's Share has been obtained by taking the net rentable area of the Premises, which Landlord and Tenant hereby stipulate for all purposes is the amount set forth in the BLI Rider, and dividing such number by the total net rentable area of the Building, which Landlord and Tenant hereby stipulate for all purposes is 124,462 net rentable square feet, and multiplying such quotient by 100. In the event Tenant's Share is changed during a calendar year by reason of a change in the net rentable area of the Premises, Tenant's Share shall thereafter mean the result obtained by dividing the new net rentable area of the Premises by 124,462 net rentable square feet and multiplying such quotient by 100 and for the purposes of subsection 3B, Tenant's Share shall be determined on the basis of the number of days during such calendar year applicable to each such Tenant's Share.

       (d) The term "Rent" shall mean the sum of the Base Rent and the Overhead Rent and the parking charges and, in the event of a default hereunder by Tenant, shall also include Additional Rent. The term "Additional Rent" is sometimes used herein to refer to any and all other sums payable by Tenant hereunder, including, but not limited to, parking charges. Tenant agrees to pay Additional Rent upon demand by Landlord and that Additional Rent is to be treated in the same manner as Rent hereunder, both in terms of the lien for Rent herein provided and in terms of the default provisions herein contained.

D. RELATED PROVISIONS.

        (a) Tenant covenants and agrees, notwithstanding the existence of any grace periods hereunder, to pay a late charge for any payment of Rent or Additional Rent not received by Landlord on or before the date when same is due. *Said late charge shall be computed from the first day of the month in the case of Rent and from the date when same is due in the case of Additional Rent. The amount of the late charge shall be an amount equal to the interest accruing on the sum(s) outstanding, with such interest commencing on the dates aforesaid, ending on the date of receipt of the sum(s) by Landlord and having a rate equal to eighteen percent (18%) per annum. In the event any late charge is due to Landlord, Landlord shall advise Tenant in writing and Tenant shall pay said late charge to Landlord along with and in addition to the next payment of Rent.

     (b) All sums due and payable pursuant to the terms and provisions of this Lease shall be paid by Tenant without offset, demand or other credit, and shall be payable only in lawful money of the United States of America which shall be legal tender in payment of all debts and dues, public and private, at the time of payment. All sums payable by Tenant hereunder by check shall be obtained against a financial institution located in the United States of America. The Rent and Additional Rent shall be paid by Tenant at the Building management office located in the Building or elsewhere as designated by Landlord in writing to Tenant. Landlord hereby acknowledges payment by Tenant of the amount set forth in the BLI Rider, representing payment of the first month's Base Rent and Florida State Sales Tax for the first month of this Lease.

        (c) In addition to Base Rent and Overhead Rent, Tenant shall and hereby agrees to pay to Landlord each month a sum equal to any sales tax, tax on rentals and any other similar charges now existing or hereafter imposed, based upon the privilege of leasing the space leased hereunder or based upon the amount of rent collected therefor.

        (d) If Tenant's possession of the Premises commences on any day other than the first day of the month, Tenant shall occupy the Premises under the terms of this Lease and the pro rata portion of the Rent shall be paid by Tenant; provided, however, that in such an event the Lease Commencement Date, for the purposes of this Lease, shall be deemed to be the first day of the month immediately following the month in which possession is a given.

        (e) Overhead Rent for the final months of this Lease is due and payable even though it may not be calculated unti1 subsequent to the Expiration Date of the Lease. Tenant expressly agrees that Landlord, at Landlord's sole discretion, may apply the security deposit ("Security Deposit"), as hereafter defined, in full or partial satisfaction of any Overhead Rent due for the final months of this Lease. If said Security Deposit is greater than the amount of any such Overhead Rent and there are no other sums or amounts owed Landlord by Tenant by reason of any other terms, provisions, covenants or conditions of this Lease, then Landlord shall refund the balance of said Security Deposit to Tenant as provided herein. Nothing herein contained shall be construed to relieve Tenant, or imply that Tenant is relieved, of the liability for or the obligation to pay any Overhead Rent due for the final months of this Lease by reason of the provisions of this paragraph, nor shall Landlord be required first to apply said Security Deposit to such Overhead Rent if there are any other sums or amounts owed Landlord by Tenant by reason of any other terms, provisions, covenants or conditions of this Lease.

        (f) Tenant hereby agrees that the Base Rent and the Overhead Rent from time to time computed by Landlord shall be final and binding for all purposes of this Lease unless, within thirty (30) days after Landlord provides Tenant with written notice of the amount thereof, Tenant provides Landlord with written notice (i) disputing the mathematical accuracy of such amount (the "Disputed Amount"), (ii) designating an attorney or accountant, reasonably acceptable to Landlord, and appointed by Tenant, at its sole cost and expense, to review the mathematical accuracy of the Disputed Amount with Landlord and/or its designated representatives and (iii) confirming that the Disputed Amount shall not be subject to adjustment, and agreeing to pay all of Landlord's costs and expenses in connection with such review, including attorneys' fees and accountants' fees, unless as a result thereof the Disputed Amount is demonstrated to contain a mathematical error in excess of five percent (5%) of the Disputed Amount. Landlord hereby agrees, in the event it receives such notice from Tenant, to cooperate in promptly completing such review and promptly refunding any excess portion of the Disputed Amount so long as such excess portion exceeds five percent (5%) of the Disputed Amount.

4. SECURITY DEPOSIT: SECURITY INTEREST:

        A. SECURITY DEPOSIT. Tenant, concurrently with the execution of this Lease, has deposited with Landlord the amount set forth in the BLI Rider as the security deposit ("Security Deposit") hereunder. This sum will be retained by Landlord as security for the payment by Tenant of the Rent and Additional Rent and for the faithful performance by Tenant of all the other terms and conditions of this Lease. In the event Tenant fails to faithfully perform the terms and conditions of this Lease, Landlord, at Landlord's option, may at any time apply the Security Deposit or any part thereof toward the payment of the Rent and/or Additional Rent and/or toward the performance of Tenant's obligations under this Lease; in such event, within five (5) days after notice, Tenant will deposit with Landlord cash sufficient to restore the Security Deposit to its original amount. The Security Deposit is not liquidated damages. Landlord will return the unused portion of the Security Deposit to Tenant within thirty (30) days after the Expiration Date if Tenant is not in violation of any of the provisions of this Lease. Landlord may (but is not obligated to) exhaust any or all rights and remedies against Tenant before resorting to the Security Deposit. Landlord will not be required to pay Tenant any interest on the Security Deposit nor hold same in a separate account. If Landlord sells or otherwise conveys the Building, Landlord will deliver the Security Deposit or the unapplied portion thereof to the new owner. Tenant agrees that if Landlord turns over the Security Deposit or the unapplied portion thereof to the new owner Tenant will look to the new owner only and not to Landlord for its return upon expiration of the Lease Term. If Tenant assigns this Lease with the consent of Landlord, the Security Deposit will remain with Landlord for the benefit of the new tenant and will be returned to such tenant upon the same conditions as would have entitled Tenant to its return.

        B. SECURITY INTEREST. In addition to any statutory lien granted to landlords under the laws of Florida, Landlord shall have, at all times, and Tenant hereby grants and agrees to grant Landlord a valid security interest to secure payment of all Base Rent, Overhead Rent and Additional Rent and all other sums payable under this Lease as Rent becoming due hereunder from Tenant, and to secure payment of any damages or loss which Landlord may suffer by reason of the breach by Tenant of any covenant, agreement or condition contained herein, upon all goods, equipment, fixtures, furniture, improvements, inventory, chattel, and other personal property of Tenant presently, or which may hereafter be situated within the Premises whether now owned or hereafter acquired, and all proceeds therefrom, including, without limitation, insurance proceeds (collectively "Personal Property"), and such Personal Property shall not, during any period a default exists, be removed from the Premises without the prior consent of Landlord, which consent may be withheld in Landlord's sole discretion, until all arrearages in Rent, as well as any and all other sums of money then due to Landlord hereunder, shall first have been paid and discharged and all the covenants, agreements and conditions hereof have been fully complied with and performed by Tenant. In the event of a default by Tenant hereunder, Landlord may, in addition to any other remedies provided elsewhere herein or allowed by law, all of which are cumulative, enter upon the Premises and take possession of any and all Personal Property of Tenant situated within the Premises, without liability for trespass or conversion, and sell the same at public or private sale, with or without having such property at the sale, after giving Tenant reasonable notice of the time and place of any public sale or of the time after which any private sale is to be made, at which sale the Landlord or its assigns may purchase such Personal Property unless otherwise prohibited by law. Unless otherwise provided by law, and without intending to exclude any other manner of giving Tenant reasonable notice; the requirement of reasonable notice shall be met if such notice is given in the manner prescribed in this Lease at least five
(5) days before the time of sale. The proceeds from any such disposition, less any and all expenses connected with the taking of possession, holding and selling of the Personal Property (including, without limitation, reasonable attorneys' fees and legal expenses) shall be applied as a credit against the indebtedness secured by the security interest granted in this Section. Any surplus shall be paid to Tenant or as otherwise required by law, and Tenant shall pay any deficiencies forthwith. Contemporaneous with the execution of this Lease, and, at any other time during the Lease Term if requested by Landlord, Tenant shall execute and deliver to Landlord Uniform Commercial Code financing statements in sufficient form so that when properly filed, the security interest hereby given shall thereupon be perfected. If requested hereafter by Landlord, Tenant shall also execute and deliver to Landlord Uniform Commercial Code financing statement change instruments in sufficient form to reflect any proper amendment or modification in or extension of the aforesaid contract lien and security interest hereby granted. Landlord shall, in addition to all of its rights hereunder, also have all of the rights and remedies of a secured party under the Uniform Commercial Code as applicable in Florida.

5. USE:

        A. GENERAL. Tenant will use and occupy the Premises solely for the operation of the business set forth in the BLI Rider and for no other use whatsoever. Tenant acknowledges that its type of business, as above specified, is a material consideration for Landlord's execution of this Lease. Tenant will not commit waste upon the Premises nor suffer or permit the Premises or any part of them to be used in any manner, or suffer or permit anything to be done in or brought into or kept in the Premises or the Building, which would: (i) violate any law or requirement of public authorities, (ii) cause injury to the Building or any part thereof, (iii) annoy or offend other tenants or their patrons or interfere with the normal operations of HVAC, plumbing or other mechanical or electrical systems of the Building or the elevators installed therein, (iv) constitute a public or private nuisance, or (v) alter the appearance of the exterior of the Building or of any portion of the interior other than the Premises pursuant to the provisions of this Lease. Tenant agrees and acknowledges that Tenant shall be responsible for obtaining any special amendments to the certificate of occupancy for the Premises and/or the Building and any other governmental permits, authorizations or consents required solely on account of Tenant's use of the Premises.

        B. PROHIBITED USES. Tenant hereby represents, warrants and agrees that Tenant's business is not and shall not be photographic, multilith or multigraph reproductions or offset printing. Anything contained herein to the contrary notwithstanding, Tenant shall not use the Premises or any part thereof, or permit the Premises or any part thereof to be used, (i) for the business of photographic, multilith or multigraph reproductions or offset printing; (ii) for a retail banking, trust company, depository, guarantee or safe deposit business open to the general public, (iii) as a savings bank, a savings and loan company open to the general public, (iv) for the sale to the general public of travelers checks, money orders, drafts, foreign exchange or letters of credit or for the receipt of money for transmission, (v) as a stock broker's or dealer's office or for the underwriting or sale of securities open to the general public, (vi) as a restaurant or bar or for the sale of confectionery, soda, beverages, sandwiches, ice cream or baked goods or for the preparation, dispensing or consumption of food or beverages in any manner whatsoever, (vii) as a news or cigar stand,
(viii) as an employment agency, labor union office, physician's or dentist's or dentist's office, dance or music studio, school (except for the training of employees of Tenant), or (ix) as a barber shop or beauty salon. Nothing in this Section shall preclude Tenant from using any part of the Premises for photographic, multilith or multigraph reproductions to the extent that such uses are incidental to Tenant's own business or activities.

        C. WEIGHT LIMITATIONS. Tenant shall not place a load upon any floor of the Premises exceeding the floor load per square foot area which such floor was designated to carry and which may be allowed by law. Landlord reserves the right to prescribe the weight limitations and position of all heavy equipment and similar items, and to prescribe the reinforcing necessary, if any, which in the opinion of the Landlord may be required under the circumstances, such reinforcing to be at Tenant's expense.

6. DELAY OF POSSESSION:

        A. INITIAL DELAY. If Landlord is unable to deliver possession of the Premises by reason of the holding over of any prior tenant or any other reason not attributable to fault on the part of Tenant, the payment of Rent shall not commence until Landlord delivers possession of the Premises to Tenant. However, nothing set forth herein will operate to extend the Lease Term and said abatement will be the full extent of Landlord's liability to Tenant on account of a delay in delivery of possession of the Premises.

        B. SUBSEQUENT DELAY. Notwithstanding Section 6A above, if Landlord is unable to deliver possession of the Premises to Tenant within ninety (90) days after the Lease Commencement Date, by reason of anything other than fault on the part of Tenant or any of Tenant's Agents, as hereafter defined, or on account of an event or condition described in Section 42R, either Landlord or Tenant will have the right to terminate this Lease upon written notice delivered to the other party within ten (10) days after the lapse of said 90-day period. Upon such termination, Landlord and Tenant will each be released from all further liability under this Lease. The failure to complete minor or insubstantial details of construction, decoration or mechanical adjustments shall not be considered a delay in delivery of the Premises.

7. ACCEPTANCE OF PREMISES: LANDLORD'S WORK:

        Improvements, if any, to be made to the Premises by Tenant shall be made in accordance with the Work Letter. Improvements, if any, to be made to the Premises by Landlord are specifically set forth in the Work Letter and there are no others. All improvements made to the Premises, whether by Landlord or Tenant, will become the property of Landlord when attached to or incorporated into the Premises. Such property will remain the property of Landlord upon termination of this Lease. The taking of possession by Tenant (or any permitted assignee or subtenant of Tenant) of all or any portion of the Premises for the conduct of business will be deemed conclusive evidence that Tenant has found the Premises, and all of their fixtures and equipment, acceptable.

8. PARKING:

        A. GENERAL. As long as Tenant is not in default under this Lease, Landlord will provide Tenant during the Lease Term with the number of assigned parking spaces as set forth in the BLI Rider in the covered parking areas located in the Building ("Covered Parking"). Such parking spaces may be used only by principals and employees of Tenant. Tenant will, subject to Section 8C below, pay Landlord parking rent (plus tax) each month, per parking space, in the amount set forth in the BLI Rider with respect to the Covered Parking.

        B. UNCOVERED PARKING. In addition to the Covered Parking and also so long as Tenant is not in default under this Lease, Landlord shall provide Tenant with the number of unassigned parking spaces as set forth in the BLI Rider in the uncovered parking areas located adjacent to the Building (.Uncovered Parking"). Such Uncovered Parking, and all driveways and walkways may be used by Tenant on a non-exclusive basis with Landlord and other tenants of the building' their guests and invitees. All Uncovered Parking shall be provided at no charge to Tenant.

        C. RATES. The rates charged for Tenant parking in the Covered Parking Area may be increased from time to time. The parking rates charged hereunder will be increased only in accordance with prevailing market conditions, consistent with office buildings of similar quality to and in the immediate geographic area of the Building. Tenant will be billed for monthly parking charges along with normal Rent billing. If Tenant fails to pay parking charges when due, Landlord may, by written notice to Tenant, elect to proceed as provided under the default provisions of this Lease and/or cease to provide all or any of the foregoing parking spaces.

        D. RESERVATIONS. Landlord has and reserves the right to alter the methods used to control parking and the right to establish such controls and rules and regulations (such as parking stickers to be affixed to vehicles) regarding parking that Landlord may deem desirable. Without liability, Landlord will have the right to tow or otherwise remove vehicles improperly parked, blocking ingress or egress lanes, or violating parking rules, at the expense of the offending tenant and/or owner of the vehicle. In the event Tenant fails to utilize, regularly and consistently, all of the parking spaces for which Tenants pays monthly parking rent under the BLI Rider, Landlord shall have the right to terminate Tenant's right to use such unused parking. Upon such termination of the use of parking spaces by Landlord, Tenant shall receive a reduction in parking rent in an amount equal to the number of parking spaces taken hereunder, times the per space rent paid by Tenant. Tenant agrees (i) to comply with the notice of termination; (ii) that such termination shall become unconditionally effective, without further documentation on the noticed date of termination; and
(iii) that such termination shall not constitute an eviction, constructive or otherwise, a default or breach by Landlord or any kind, or the basis for any form of Rent abatement, set-off, claim or like action by Tenant. Landlord and Tenant further agree that any parking spaces, the use of which are terminated under the aforementioned procedure, shall be made available by Landlord to Tenant or other tenants, as Landlord elects in its discretion.

        E. CONDITIONS. Tenant's right to use, and its right to permit its principals and guests to use, the parking facilities pursuant to this Lease are subject to the following conditions: (i) Landlord has made no representations or warranties with respect to either the Covered Parking Area or the Uncovered Parking Area, the number of spaces located therein or access thereto; (ii) Landlord reserves the right to reduce the number of spaces in the parking area by not more than ten percent (10%) of the then number of parking area spaces in the parking area and/or change access thereto; and none of the foregoing shall entitle Tenant to any claim against Landlord or to any abatement of Rent (or any part thereof); (iii) Landlord has no obligation to provide a parking lot attendant and Landlord shall have no liability on account of any loss or damage to any vehicle or the contents thereof, Tenant hereby agreeing to bear the risk of loss for same; (iv) Tenant, its agents, employees and invitees, shall park their automobiles and other vehicles only where and as designated from time to time by Landlord within the parking areas; (v) if and when so requested by Landlord, Tenant shall furnish Landlord with the license numbers of any vehicles of Tenant, its agents and employees; (vi) Landlord (or the operator of the parking area) may charge Tenant (and/or its employees, invitees and visitors) directly for the parking fee established by Landlord (or such operator) from time to time for the use of such parking area.

9. BUILDING SERVICES:

        A. GENERAL. In general, the services set forth below will be provided by Landlord at a service level set, defined and regulated by Landlord consistent with office buildings of similar quality to and in the same immediate geographic area as the Building. During the Lease Term, the regular business hours ("Business Hours:) of the Building will be 8:00 a.m. to 6:00 p.m., Monday through Friday, and on Saturday, 8:00 a.m. to 1:00 p.m. on a limited basis so long as Tenant provides Landlord with advance notice of Tenants requirement for same, except holidays generally recognized by state and federal governments. The Building will be accessible to Tenant, its subtenants, agents, servants, employees, contractors, invitees or licensees (collectively, "Tenant's Agents") at all times during Business Hours.

(1) JANITORIAL SERVICE:

        Landlord agrees to provide during the Lease Term janitorial services for the Premises customarily provided in office buildings of similar quality to and in the same immediate geographic area as the Building. Janitorial service will be provided after Business Hours at the Building, but no Janitorial services will be provided on Saturdays, Sundays and holidays generally recognized by state and federal government. Should Tenant require additional janitorial services beyond those customarily provided by Landlord, Tenant may request same in writing from Landlord and if Landlord agrees to provide such services, Tenant will be billed for same by Landlord at a reasonable rate, as determined by Landlord, and those costs and expenses when billed will be Additional Rent due under this Lease.

(2) ELECTRICITY:

        (a) During the Lease Term, electric power will be available for the purposes of lighting and general office equipment use in amounts consistent with Building standard electrical capacities. The Building standard mechanical and electrical systems are designed to accommodate loads generated by lights and office equipment such as typewriters, dictating equipment, photocopy equipment, etc., up to the standard maximum capacities as set forth in the Work Letter attached hereto as Exhibit "B".

        (b) Tenant acknowledges that Tenant's intended use of the Premises excludes material use of the Premises beyond Business Hours. Material use shall be deemed to mean the operation of an additional "shift", either full or part time, or use of the Premises after Business Hours in any way that may preclude or interfere with the providing of janitorial services to the Premises. In the event Tenant's use of the Premises requires more electrical power than set forth above, whether by intensity of use, load or type of equipment, Tenant may then be billed for such additional use and such billings will be billed to Tenant as Additional Rent. Landlord will utilize Landlord's customary method of billing Tenant for excess electrical power consumption. At Landlord's option,

Landlord, at Tenant's expense, may have an engineer estimate Tenant's usage, and bill Tenant at standard utility rates for the excess usage or install a submeter for the purposes of monitoring Tenant's excess power consumption. Landlord and Tenant agree that Landlord's implementation of the electrical monitoring and billing procedures set forth herein shall in no way be construed so as to deem Landlord a private or public utility company.

        (c) Landlord will provide routine maintenance and electric lighting service for all Common Areas and service areas of the Building in the manner and to the extent deemed by Landlord to be standard.

        (d) Landlord reserves the right, after Business Hours, to turn off all unnecessary lighting in the unoccupied areas of the Building and the Premises to minimize the energy consumption of the Building in both the Common Areas and the Premises.

        (e) Tenant's electrical equipment shall be restricted to that equipment which individually does not have a rated capacity greater than one-half (0.5) kilowatts per hour and/or require voltage other than 120/208 volts, single phase. Collectively, Tenant's equipment shall not have an electrical design load greater than an average of four (4) watts per square foot of usable area of the Premises (including overhead lighting).

        (f) Tenant's overhead lighting shall not have a design load greater than an average of two (2) watts per square foot of usable area of the Premises.

        (g) If Tenant's consumption of electrical services exceeds either the rated capacities and/or design loads as per subsections (e) and (f) above, then Tenant shall remove such equipment and/or lighting to achieve compliance within ten (10) days after receiving notice from Landlord. Or upon receiving Landlord's prior written approval, such equipment and/or lighting may remain in the Premises, subject to the following conditions:

             (i) Tenant shall pay for all costs, installation, and maintenance of submeters, wiring, air conditioning and other items required by Landlord, in Landlord's discretion, to accommodate Tenant's excess design loads and capacities.

             (ii) Tenant shall pay to Landlord, upon demand, the cost of the excess demand and consumption of electrical service at rates reasonably determined by Landlord, which rates shall reflect the actual or estimated cost of such demand and consumption and shall be in accordance with any applicable laws.

             (iii) Landlord may, at its option, upon not less than thirty (30) days prior written notice to Tenant, discontinue the availability of such extraordinary utility service. If Landlord gives any such notice, Tenant will contract directly with the appropriate public utility for the supplying of such utility service to the Premises

(3) HVAC SERVICES:

        Landlord agrees to provide, during Business Hours, heating, ventilating and air conditioning for the purposes of comfort control. Landlord and Tenant agree that Landlord's HVAC system is not designed to cool machinery and equipment. If Tenant requires additional HVAC services for comfort control at times other than during Business Hours, Landlord will bill Tenant as Additional Rent for the number of hours used at Landlord's then existing actual costs, provided that HVAC services during other than Business Hours will be furnished to the Premises at Tenant's expense by means of a key-activated control system, the cost of such additional services to be determined by Landlord from time to time. This rate will be subject to change during the Lease Term based upon operational costs and expenses, including wear and tear on the system and its components. The HVAC air distribution system and control system will remain under the control of Landlord, who will regulate the systems' setting and adjustment.

(4) WATER & SEWER:

        Landlord agrees to provide water and sewer at those points of supply provided for general use of Tenant and other tenants in the Building.

(5) ELEVATOR SERVICE:

        Landlord will provide elevator service during Business Hours to each floor of the Building and, at Landlord's sole discretion, Landlord may provide restricted elevator service during non-Business Hours. Tenant shall be permitted to use such elevators for the purpose of moving bulky property in and out of the Building only during other than Normal Business Hours, and only after first obtaining Landlord's consent for such use. Tenant's request for such consent shall be submitted to Landlord not less than five (5) days in advance of any such move. Tenant shall promptly reimburse Landlord for all costs associated with the after-hours operation of the elevator service for moving purposes, including without limitation the cost of any operator or security personnel, and Tenant shall also promptly reimburse Landlord's cost to repair any damage in the elevator cab(s) or the Building resulting from Tenant's moving.

        B. INTERRUPTION OF SERVICES. It is understood and agreed that Landlord does not warrant that any of the services referred to above, or any other services which Landlord may supply, will be free from interruption. Tenant acknowledges that any one or more of such services may be suspended by reason of accident or repairs, alterations or improvements necessary to be made, or by strikes or lockouts, or by reason of operation of law, or other causes beyond the control of Landlord. No such interruption or discontinuance of service will be deemed an eviction or a disturbance of Tenant's use and possession of the Premises or any part thereof, or render Landlord liable to Tenant for damages or abatement of Rent or relieve Tenant from the responsibility of performing any of Tenant's obligations under this Lease.

10. SECURITY:

        With respect to security for the building and the parking areas, Landlord and Tenant hereby agree as follows:

        A. LANDLORD'S RESPONSIBILITY. Security in the form of limited access to the Building during other than Normal Business Hours shall be provided by means of a coded key or card activated automated access system serving the plaza level and higher floors of the Building. Landlord may also, at its option, provide ful1 or part time security personnel after Normal Business Hours. Landlord, however, shall have no liability to Tenant, its employees, agents, invitees or licensees for losses due to theft or burglary, or for damages done by unauthorized persons on the Premises and neither shall Landlord be required to insure against any such losses.

        B. TENANT'S RESPONSIBILITY. Tenant shall: (1) abide by all policies, procedures and rules and regulations for use of the access system, {2) report promptly the loss or theft of all keys, security cards or security codes which would permit unauthorized entrance to the Premises, Building or parking area(s),
(3) report to Landlord the employment or discharge of employees and their vehicle's make, model, and license number, (4) promptly report to Landlord door-to-door solicitation or other unauthorized activity in the Building or parking garage(s), and (5) promptly inform the Landlord's Building manager in the event of a break-in or other emergency.

        C. INTERRUPTION OF SECURITY. Tenant acknowledges that the above security provisions may be suspended or modified at Landlord's sole discretion or as a result of causes beyond the reasonable control of Landlord. No such interruption, discontinuance or modification of security service will constitute an eviction, constructive eviction, or a disturbance of Tenant's use and possession of the Premises, and further, no interruption, discontinuance or modification of security service will render Landlord liable to Tenant or third-parties for damages, abatement of Rent, or otherwise, or relieve Tenant of the responsibility of performing Tenant's obligations under this Lease.

11. REPAIRS AND MAINTENANCE:

        A. LANDLORD'S RESPONSIBILITIES. During the Lease Term, Landlord shall define, set, and maintain the level of repairs and maintenance for the Building, the common areas, and all other areas serving the Building, in a manner comparable to office buildings of similar quality to and in the immediate geographic area of the Building. Landlord's responsibilities with respect to this paragraph are as follows: (1) the structural and roof systems of the Building and parking areas, (2) the Building standard electrical and mechanical systems, (3) the primary water and sewer systems of the Building, (4) the Building common areas and the common area furniture, fixtures, and equipment,
(5) the landscaped areas in and about the Building, (6) the covered Parking Area and uncovered Parking Area, and (7) replacement of Building standard light bulbs in the common areas.

        B. TENANT'S RESPONSIBILITIES. During the Lease Term, Tenant will repair and maintain the following at Tenant's expense:

        (1) The interior portion of the demising walls, the interior partition walls of the Premises and their wall-covering, and the entry door to the Premises.

        (2) The electrical and mechanical systems not considered Building standard which have been installed by either

Landlord or Tenant, for the exclusive use and benefit of Tenant. The following examples are for clarification and are not all inclusive: (a) electrical services for computers or similar items, (b) projection room equipment such an dimmers, curtains, or similar items, (c) water closet plumbing, kitchen plumbing or similar items, (d) HVAC for other than comfort cooling in the Premises, (e) security systems for the Premises, (f) telephone system for the Premises; and
(g) other similar systems.

        (3) Except for the janitorial services, if any, set forth in Section 9A(1) of this Lease, the repair and maintenance of the floor covering of the Premises, including VAT flooring, ceramic tiles, marble, wood flooring, or similar coverings, shall be performed by Landlord upon Tenant's request, at Tenant's expense, and Tenant will be billed for same as Additional Rent. At least once per year, if necessary, Landlord will clean Tenant's carpeting at Tenant's expense to be billed to Tenant as Additional Rent. Should additional cleaning be requested by Tenant, such cleaning will be available at Tenant's expense and will be billed to Tenant as Additional Rent.

        (4) All cabinets and millwork (regardless of ownership) so long as said cabinets and millwork are for the exclusive use and benefit of Tenant.

        (5) All other personal property, improvements or fixtures (including Building standard improvements once delivered by Landlord and possession has been taken by Tenant), and those items enumerated in Section llA hereof. Those items to be repaired and maintained by Tenant include, but are not limited to, the following: (a) ceiling tiles and ceiling grid, (b) moulding or other woodwork and panelling, (c) light fixtures and bulbs, (d) draperies, blinds or wallhangings, (e) glass partition walls, (f) water closets and kitchen areas,
(g) doors and locksets, and (h) vaults, safes, or secured areas. For the aforesaid items, Landlord may elect, with Tenant's approval (which approval will not be unreasonably withheld) to maintain and repair same at Tenant's expense and Tenant will be billed for same as Additional Rent.

        C. REPAIRS AND MAINTENANCE: MISCELLANEOUS. Notwithstanding any of the provisions of this paragraph 11 to the contrary, Landlord shall have no responsibility to repair or maintain the Building, any of its components, the common areas, the Premises, or any fixture, improvement, trade fixture, or any item of personal property contained in the Building, the common areas, and/or the Premises if such repairs or maintenance are required because of the occurrence of any of the following: (i) the acts, misuse, improper conduct, omission or neglect of Tenant or Tenant's Agents, or (ii) the conduct of business in the Premises. Should Landlord elect to make repairs or maintenance occasioned by the occurrence of any of the foregoing, Tenant shall pay as Additional Rent all such costs and expenses incurred by Landlord. Landlord shall have the right to approve in advance all work, repair, maintenance or otherwise, to be performed under this Lease by Tenant and all of Tenant's repairmen, contractors, subcontractors and suppliers performing work or supplying materials. Tenant shall be responsible for all permits, inspections and certificates for accomplishing the above. Tenant shall obtain lien waivers for all work done in or to the Premises. Tenant shall comply with the provisions of
Section 22 of this Lease.

12. TENANT'S ALTERATIONS:

        A. GENERAL. During the Lease Term, Tenant will make no alterations, additions or improvements in or to the Premises, of any kind or nature, including, but not limited to, alterations, additions or improvements in, to, or on, telephone or computer installations (any and all of such alterations, additions or improvements other than those set forth in the work letter attached hereto are collectively referred to in this Section 12 as the "Alteration(s)"), without the prior written consent of Landlord, which consent shall not be unreasonably withheld. Tenant shall submit to Landlord detailed drawings and plans of the proposed alterations at the time Landlord's consent is sought. Should Landlord consent to any proposed Alterations by Tenant, such consent will be conditioned upon Tenant's agreement to comply with all requirements established by Landlord, including safety requirements and the matters referenced in Section 22 of this Lease. As stated herein, all Alterations made hereunder will become Landlord's property when incorporated into or affixed to the Building. However, at Landlord's option Landlord may, at the expiration of the Lease Term, require Tenant, at Tenant's expense, to remove Alterations made by or on behalf of Tenant and to restore the Premises to their original condition.

B. ALTERATION FEE.

        (a) Tenant shall pay to Landlord as additional rent in connection with all Alterations a fee (the "Alteration Fee") for its supervision and overhead in connection with each such Alteration, for Landlord's review and approval of all plans and specifications for such Alteration, for Landlord's construction coordination and monitoring of such Alteration, and for all other reasonable costs and expenses incurred by Landlord as a result of or in connection with each such Alteration, a fee equal to ten percent (10%) of the total construction cost of each such Alteration. There shall be excluded from the computation of the construction cost of each Alteration the cost of furniture, removable furnishings, draperies, office equipment, painting, carpeting, removable cabinetry, items of special decoration and telephone installation and engineer's, architects', space planners' and other professionals' fees.

        (b) Prior to making any Alteration, Tenant shall submit to Landlord a statement of Tenant's independent architect, if one is employed, or Tenant's contractor, estimating the total cost of such Alteration and the estimated time required to complete such Alteration. The Alteration Fee shall be calculated on the basis of such estimate and paid in equal monthly installments during the course of the performance of the Alteration, together with the monthly installments of Base Rent thereafter coming due. Within ten business days after completion of the Alteration, Tenant shall pay to Landlord the entire balance of the Alteration Fee if not theretofore paid in full.

        (c) Within ten business days after completion of any Alteration, Tenant shall submit to Landlord a statement of Tenant's independent architect, if one is employed, or Tenant's contractor, certifying the total cost of such Alteration. The Alteration Fee shall be adjusted, if necessary, based on the certification. If the Alteration Fee, as adjusted, shall be greater than the amount theretofore paid to Landlord by Tenant on account of such Alteration Fee, Tenant shall pay such deficiency simultaneously with the delivery to Landlord of the certification, which deficiency shall bear interest at the annual rate (the "Applicable Rate") equal to two percent (2%) in excess of the publicly announced prime (or corporate base) rate of interest then in effect at Citibank, N.A. (or its successors) until paid if not paid within the time required for the payment thereof. If such Alteration Fee, as adjusted, is less than the amount theretofore paid to Landlord by Tenant on account of such Alteration Fee, Landlord, within 30 days after Landlord's receipt of the certification, shall pay to Tenant the amount of such overpayment. If Landlord shall dispute the statement certifying the total costs of such Alteration, Landlord shall have the right, within 30 days after receipt of the certification, to employ an independent certified public accountant to review Tenant's books and records relating to such Alteration. The determination of such accountant shall be conclusively binding upon the parties, and, if necessary, the Alteration Fee shall be adjusted accordingly based upon such determination. If such determination shall reveal that the Alteration Fee paid on account of such Alteration shall have been understated by more than five percent (5%), then Tenant shall pay the fees of the accountant in connection with such review, and the payment to be made to Landlord as a result of such understatement shall bear interest at the Applicable Rate. Any adjustment in the Alteration Fee, together with interest thereon at the Applicable Rate, as well as any payment of the fees of such accountant, shall be paid by Tenant to Landlord as additional rent within ten (10) business days after such accountant's determination.

13. LANDLORD'S ADDITIONS AND ALTERATIONS:

        Landlord has the right to make changes in and about the Building, Covered Parking Area and Uncovered Parking Area, including, but not limited to, signs, entrances, name or address of Building. Such changes may include, but not be limited to, rehabilitation, redecoration, refurbishment and refixturing of the Building and expansion of or structural changes to the Building. The right of Tenant to quiet enjoyment and peaceful possession given under the Lease will not be deemed breached or interfered with by reason of Landlord's actions pursuant to this paragraph as long as such actions do not materially deprive Tenant of its use and enjoyment of the Premises.

14. ASSIGNMENT AND SUBLETTING:

        A. GENERAL. Tenant agrees not to assign, mortgage, hypothecate, pledge, or encumber this Lease, or any part thereof, or sublet the Premises, or any part thereof, or permit the Premises, or any part thereof, to be used or occupied by others, intentionally or by operation of law, without the prior written consent of Landlord, which consent shall not be unreasonably withheld by Landlord. Any of same, or attempt at same, is a material default hereunder and is null, void and of no force or effect whatsoever. If Landlord consents to an assignment or sublet, (i) such assignment or subletting will not relieve Tenant of its obligations or liabilities under this Lease and (ii) any extensions, renewals, first refusal rights or options hereunder will automatically be of no further force or effect for the assignee or sublessee or Tenant, and (iii) in the event that Landlord consents to such assignment or subletting hereunder, any excess funds or other consideration, over what Tenant is obligated to pay as Rent and what Tenant receives pursuant to such assignment or subletting, shall immediately be remitted to Landlord. If Tenant is an entity, other than a corporation whose shares are traded on a nationally recognized stock exchange, any change to the structure of such entity or any disposition(s) of any of the interests therein by sale, assignment, operation of law or otherwise, or any change in the power to vote the interests therein, will be treated a prohibited assignment of this Lease requiring Tenant to obtain Landlord's prior written consent.

        B. RECAPTURE. Notwithstanding any other provision contained herein to the contrary, in lieu of giving its consent to a proposed assignment or sublease, Landlord may, without incurring any liability to Tenant, elect to recapture, effective as of the proposed effective date of the assignment or proposed commencement date of the sublease, all or part of the Premises that are the subject of the proposed assignment or sublease (in the latter case, for the proposed term of the sublease). As to the portion of the Premises so recaptured, Tenant shall be released from liability to perform any obligations for the term beginning with the proposed effective date of the assignment or proposed commencement date of the sublease (and, in the latter case, for the proposed term of the sublease). As a prerequisite for giving its consent to a proposed assignment or sublease, Landlord may require, among other things, that it receive, in addition to all Rent and other sums due under this Lease, one-half of the Net Profit, as defined below, due Tenant under the assignment or sublease and/or Landlord may require that the new tenant execute an instrument prepared by Landlord with terms, provisions, conditions and covenants acceptable to Landlord in its sole discretion. "Net Profit" shall mean all Rent, including Base Rent, Overhead Rent and Additional Rent (including all sums that would otherwise be Additional Rent were they not timely paid), and other consideration due Tenant under the assignment or sublease in excess of all Rent required under this Lease, but less any reasonable tenant improvement allowance, reasonable brokerage commissions and Rent concessions. Landlord's share of the Net Profit shall be paid by Tenant to Landlord upon Tenant's receipt of same, and the failure of the assignee or sublessee to timely pay same, or any default under the applicable assignment or sublease instrument, shall constitute a default under this Lease. Landlord's share of the Net Profit shall be considered Additional Rent and included in Landlord's lien for rent. Landlord shall have the right to audit Tenant's books upon reasonable notice to determine Landlord's share of the Net Profit. A default under this Lease shall occur if Tenant is determined to have understated Landlord's share of the Net Profit by more than five percent (5%) on a noncumulative basis. Tenant shall pay Landlord the sum of Five Hundred Dollars ($500.00) each and every time Tenant obtains Landlord's consent to enter into any assignment or sublease. Said Five Hundred Dollars ($500.00) shall be paid within ten (10) days after Landlord submits to Tenant an invoice for same. If not paid within said ten (10) days, said sum shall be considered an Additional Rent and included in any lien for rent.

15. TENANT'S INSURANCE COVERAGE:

        A. GENERAL. Tenant agrees that, at all times during the Lease Term (as well as prior and subsequent thereto if Tenant or any of Tenant's Agents should then use or occupy any portion of the Premises), it will keep in force, with an insurance company licensed to do business in the State of Florida, and at least A-rated in the most recent edition of Best's Insurance Reports, and otherwise acceptable to Landlord, (i) without deductible, comprehensive general liability insurance, including coverage for bodily injury and death, property damage and personal injury and contractual liability as referred to below, in the amount of not less than the amount-set forth in the BLI Rider, combined single limit per occurrence for injury (or death) and damages to property, (ii) with deductible of not more than Five Thousand Dollars ($5,000.00), insurance on an "All Risk or Physical Loss" basis, including sprinkler leakage, vandalism, malicious mischief, fire and extended coverage, covering all improvements to the Premises, fixtures, furnishings, removable floor coverings, equipment, signs and all other decoration or stock in trade, in the amounts of not less than the full replacement value thereof, and (iii) workmen's compensation and employer's liability insurance, if required by statute. Such policies will: (i) include Landlord and such other parties as Landlord may reasonably designate as additional insured's, (ii) be considered primary insurance, (iii) include within the terms of the policy or by contractual liability endorsement coverage insuring Tenant's indemnity obligations under Section 20, and (iv) provide that it may not be cancelled or changed without at least thirty (30) days prior written notice from the company providing such insurance to each party insured thereunder. Tenant will also maintain throughout the Lease Term worker's compensation insurance with not less than the maximum statutory limits of coverage.

        B. EVIDENCE. The insurance coverages to be provided by Tenant will be for a period of not less than one year. At least fifteen (15) days prior to the Lease Commencement Date, Tenant will deliver to Landlord original certificates of all such paidup insurance; thereafter, at least fifteen (15) days prior to the expiration of any policy Tenant will deliver to Landlord such original certificates as will evidence a paidup renewal or new policy to take the place of the one expiring.

16. LANDLORD'S INSURANCE COVERAGE:

        A. GENERAL. Landlord will at all times during the Lease Term maintain a policy or policies of insurance insuring the Building against loss or damage by fire, explosion or other hazards and contingencies typically covered by insurance for an amount acceptable to the mortgagees encumbering the Building. Landlord reserves the right to self insure in lieu of maintaining such policies.

        B. TENANT'S ACTS. Tenant will not do or permit anything to be done upon or bring or keep or permit anything to be brought or kept upon the Premises which will increase Landlord's rate of insurance on the Building. If by reason of the failure of Tenant to comply with the terms of this Lease, or by reason of Tenant's occupancy (even though permitted or contemplated by this Lease), the insurance rate shall at any time be higher than it would otherwise be, Tenant will reimburse Landlord for that part of all insurance premiums charged because of such violation or occupancy by Tenant. Tenant agrees to comply with any requests or recommendation made by Landlord's insurance underwriter inspectors.

17. SUBROGATION:

        A. GENERAL. Each party will look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Tenant hereby waives and releases all rights of subrogation under Tenant's insurance policies discussed in paragraph 15 and Tenant will cause each such insurance policy to be properly endorsed to evidence such waiver and release of subrogation in favor of Landlord.

        B. EXCLUSIONS. Tenant acknowledges that Landlord will not carry insurance on improvements, furniture, furnishings, trade fixtures, equipment installed in or made to the Premises by or for Tenant, and Tenant agrees that Tenant, and not Landlord, will be obligated to promptly repair any damage thereto or replace the same.

18. DAMAGE OR DESTRUCTION BY CASUALTY:

        A. ABSOLUTE RIGHT TO TERMINATE. If by fire or other casualty the Premises are damaged or destroyed to the extent of twenty five-percent (25%) or more of the replacement cost thereof, or the Building is damaged or destroyed to the extent of twenty-five per cent (25%) or more of the replacement cost thereof, Landlord will have the option of terminating this Lease or any renewal thereof by serving written notice upon Tenant within one hundred and eighty
(180) days from the date of the casualty and any prepaid Rent or Additional Rent will be prorated as of the date of destruction and the unearned portion of such Rent will be refunded to Tenant without interest.

        B. QUALIFIED RIGHT TO TERMINATE. If by fire or other casualty either the Premises or the Building is damaged or destroyed to the extent of less than twenty-five per cent (25%) but more than ten percent (10%) of the replacement cost of the Premises or the Building (as applicable) (or the Premises or Building are damaged to a lesser degree but Section 18C does not apply because of the number of years remaining in the Lease Term), then Landlord may, so long as it treats Tenant and similarly situated tenants in a nondiscriminatory manner, either terminate this Lease by serving written notice upon Tenant within one hundred and eighty (180) days of the date of destruction or Landlord may restore the Premises.

        C. OBLIGATION TO RESTORE. If by fire or other casualty either the Premises or the Building is destroyed or damaged, but only to the extent of ten percent (10%) or less of the replacement cost of the Premises or the Building (as applicable), and, also, the unexpired Lease Term, including any previously exercised renewal option, is more than three years, then Landlord will restore the Premises.

        D. RENT ADJUSTMENTS. In the event of restoration by Landlord, all Base Rent and Additional Rent paid in advance shall be apportioned as of the date of damage or destruction and all such Base Rent and Additional Rent as above described thereafter accruing shall be equitably and proportionately adjusted according to the nature and extent of the destruction or damage, pending substantial completion of rebuilding, restoration or repair. In the event the destruction or damage is so extensive as to make it unfeasible for Tenant to conduct Tenant's business in the Premises, Rent and Additional Rent under this Lease will be completely abated until the Premises are substantially restored by Landlord or until Tenant resumes use and occupancy of the Premises, whichever shall first occur. Landlord will not be liable for any damage to or any inconvenience or interruption of business of Tenant or any of Tenant's Agents occasioned by fire or other casualty.

        E. QUALIFICATIONS. Said restoration, rebuilding or repairing will exist and will be at Landlord's sole cost and expense, subject to the availability of applicable insurance proceeds. Landlord shall have no duty to restore, rebuild or replace Tenant's personal property and trade fixtures. Notwithstanding anything to the contrary in this Lease, including, but not limited to this
Section 18A, Landlord's obligation(s) to repair, rebuild or restore the Building or the Premises shall exist (i) only to the extent of insurance proceeds received by Landlord in connection with the condition or event which gave rise to Landlord's obligation to repair, rebuild or restore and/or (ii) only so long as the area unaffected by the casualty may, as determined by Landlord using reasonable business judgment, be restored as a profitable, self functioning unit.

19. CONDEMNATION AND EMINENT DOMAIN:

        A. ABSOLUTE RIGHT TO TERMINATE. If all or a material part of the Premises or the Building or the parking spaces is taken for any public or quasi-public use under any governmental law, ordinance or regulation or by right of eminent domain or by purchase in lieu thereof, and the taking would prevent or materially interfere with the use of the Premises for the purpose for which they are then being used, this Lease will terminate and the Rent and Additional Rent will be abated during the unexpired portion of this Lease effective on the date physical possession is taken by the condemning authority. Tenant will have no claim to the condemnation award.

        B. OBLIGATION TO RESTORE. In the event an immaterial part of the Premises or the Building or the parking spaces is taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain or by purchase in lieu thereof, and this Lease is not terminated as provided in subsection A above, then Landlord shall, subject to the remaining provisions of this Section 19, at Landlord's expense, restore the Premises to the extent necessary to make them reasonably tenantable. The Rent and Additional Rent payable under this Lease during the unexpired portion of the Lease Term shall be adjusted to such an extent as may be fair and reasonable under the circumstances. Tenant shall have no claim to the condemnation award with respect to the leasehold estate but, in a subsequent, separate proceeding, may make a separate claim for trade fixtures installed in the Premises by and at the expense of Tenant and Tenant's moving expense. In no event will Tenant have any claim for the value of the unexpired Lease Term.

        C. QUALIFICATIONS. Notwithstanding the foregoing, Landlord's obligation to restore exists (i) only if and/or to the extent, that the condemnation or similar award received by Landlord is sufficient to compensate Landlord for its lose and its restoration costs and/or (ii) the area unaffected by the condemnation or similar proceeding may, as determined by Landlord's reasonable business judgment, be restored as a profitable, and self functioning unit.

20. LIMITATION OF LANDLORD'S LIABILITY: INDEMNIFICATION:

        A. PERSONAL PROPERTY. All personal property placed or moved into the Building will be at the sole risk of Tenant or other owner. Landlord will not be liable to Tenant or others for any damage to person or property arising from Environmental Concerns, as hereafter defined, theft, vandalism, HVAC malfunction, the bursting or leaking of water pipes, any act or omission of any co-tenant or occupant of the Building or of any other person, or otherwise.

        B. LIMITATIONS. Notwithstanding any contrary provision of this Lease:
(i) Tenant will look solely (to the extent insurance coverage is not applicable or available) to the interest of Landlord (or its successor as Landlord hereunder) in the Building for the satisfaction of any judgment or other judicial process requiring the payment of money as a result of any negligence or breach of this Lease by Landlord or its successor or of Landlord's managing agent (including any beneficial owners, partners, corporations and/or others affiliated or in any way related to Landlord or such successor or managing agent) and Landlord has no personal liability hereunder of any kind, and (ii) Tenant's sole right and remedy in any action or proceeding concerning Landlord's reasonableness (where the same is required under this Lease) will be an action for declaratory judgment and/or specific performance.

        C. INDEMNITY. Tenant agrees to indemnify, defend and hold harmless Landlord and-its agents from and against all claims, causes of actions, liabilities, judgments, damages, losses, costs and expenses, including reasonable attorneys' fees and costs, including appellate proceedings and bankruptcy proceedings, incurred or suffered by Landlord and arising from or in any way connected with the Premises or the use thereof or any acts, omissions, neglect or fault of Tenant or any of Tenant's Agents, including, but not limited to, any breach of this Lease or any death, personal injury or property damage occurring in or about the Premises or the Building or arising from Environmental Concerns, as hereafter defined. Tenant will reimburse Landlord upon request for all costs incurred by Landlord in the interpretation and enforcement of any provisions of this Lease and/or the collection of any sums due to Landlord under this Lease, including collection agency fees, and reasonable attorneys' fees and costs, regardless of whether litigation is commenced, and through all appellate actions and proceedings, including bankruptcy proceedings, if litigation is commenced.

21. RELOCATION OF TENANT:

        A. GENERAL. Recognizing that the Building is large and the needs of tenants as to space may vary from time to time, and in order for Landlord to accommodate Tenant and prospective tenants, Landlord expressly reserves the right, prior to and/or during the Lease Term, at Landlord's sole expense, to move Tenant from the Premises and relocate Tenant in other comparable space of Landlord's choosing of approximately the same dimensions and size within the Building or an adjacent building owned by Landlord, which other space will be decorated by Landlord at its expense. Landlord may use decorations and materials from the existing Premises, or other materials, so that the space in which Tenant is relocated will be comparable in its interior design and decoration to the space from which Tenant is removed.

        B. NO INTERFERENCE. During the relocation period Landlord will use reasonable efforts not to unduly interfere with Tenant's business activities and Landlord agrees to substantially complete the relocation within a reasonable time under all then existing circumstances.

        C. PROMISES. This Lease and each of its terms and conditions will remain in full force and effect and be applicable to any such new space and such new space will be deemed to be the Premises demised hereunder; upon request Tenant will execute such documents which may be requested to evidence, acknowledge and confirm the relocation (but it will be effective even in the absence of such confirmation).

        D. COSTS. Landlord's obligation for expenses of removal and relocation will be the actual cost of relocating and decorating Tenant's new space, and Tenant agrees that Landlord's exercise of its election to remove and relocate Tenant will not release Tenant in whole or in part from its obligations hereunder for the full Lease Term. No rights granted in this Lease to Tenant, including the right of peaceful possession and quiet enjoyment, will be deemed breached or interfered with by reason of Landlord's exercise of the relocation right reserved herein.

        E. NOTICE. If Landlord exercises its relocation right under this paragraph, (i) Tenant will be given thirty (30) days prior notice in writing, and (ii) Landlord will reimburse Tenant for the reasonable cost of replacement of stationery and telephone relocation and other similar expenses necessitated by the exercise of said right of relocation.

22. COMPLIANCE WITH LAWS AND PROCEDURES:

        A. COMPLIANCE. Tenant will promptly comply with all applicable laws, guidelines, rules, regulations and requirements, whether of federal, state, or local origin, applicable to the Premises and the Building, including, but not limited to, the Americans With Disabilities Act, 42 U.S.C. (0) 12101 et. seq., and those for the correction, prevention and abatement of nuisance, unsafe conditions, or other grievances arising from or pertaining to the use or occupancy of the Premises. Tenant acknowledges that the Premises and the parking facilities may contain potentially hazardous substances, including, but not limited to, asbestos containing materials, radon gas, mineral fibers, and other like materials (all of such materials are referred to herein as "Environmental Concerns"). Accordingly, Tenant agrees that Tenant and Tenant's Agents shall comply with all operation and maintenance programs and guidelines implemented or promulgated from time to time by Landlord or its consultants, including, but not limited to, those matters set forth in subsections B and C below, in order to reduce the risk to Tenant, Tenant's Agents or any other tenants of the Building of injury from Environmental Concerns.

        B. NOTICE PRIOR TO WORK. Tenant shall provide thirty (30) days notice to Landlord prior to the performance by Tenant, Tenant's Agents or contractors of any structural repairs, renovation and/or maintenance, to the Premises. Such notice shall include a detailed description of the work contemplated. Tenant shall not perform, or cause to be performed, any such repair, renovation and/or maintenance without the written consent of Landlord, and, if such consent is granted, the repair, renovation and/or maintenance must be performed in accordance with the terms of Landlord's consent. Tenant agrees to bear the expense of whatever preventive or abatement measures are required by Landlord's consent with respect to friable asbestos or any other material.

        C. INDEMNIFICATION. Tenant shall indemnify, defend, and hold harmless Landlord from and against any and all claims or liability arising from the performance of the repair, renovation, and/or maintenance described above.
This indemnity shall include, but not be limited to, claims or liabilities asserted against Landlord based upon negligence, strict liability or other liability by operation of law to any third party or government entity, and all costs, attorney's fees, expenses, and liabilities incurred by Landlord in the defense of any such claim. Landlord shall defend any such claim at Tenant's expense by counsel selected by Landlord. Furthermore, as a material part of the consideration to Landlord for the entering into of this Lease, Tenant assumes all risk of damages to property or injury to persons in, upon, or about the Premises arising from any act or omission of Tenant, Tenant's Agents, employees, contractors, and invitees, resulting in the release or threatened release of friable asbestos. Tenant shall be liable for the entire cost of abating and remediating any such release or threatened release, and Tenant shall indemnify, defend, and hold harmless Landlord from and against any and all claims or liability arising therefrom.

        D. RADON. In accordance with Florida Law, the following disclosure is hereby made:

           RADON GAS: Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risk to persons who are exposed to it over time. Levels of radon that exceed Federal and State Guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit.

23. RIGHT OF ENTRY:

        Landlord and its agents will have the right to enter the Premises during all reasonable hours to make necessary repairs to the Premises. In the event of an emergency, Landlord or its agents may enter the Premises at any time, without notice, to appraise and correct the emergency condition. Said right of entry will, after reasonable notice, likewise exist for the purpose of removing placards, signs, fixtures, alterations, or additions which do not conform to this Lease. Landlord or its agents will have the right to exhibit the Premises at any time to prospective tenants within one hundred and eighty days (180) before the Expiration Date of the Lease.

24. DEFAULT:

        A. EVENTS OF DEFAULT BY TENANT. If (1) Tenant vacates, abandons or surrenders all or any part of the Premises prior to the Expiration Date; or (2) Tenant fails to fulfill any of the terms or conditions of this Lease or any other lease heretofore made by Tenant for space in the Building; or (3) the appointment of a trustee or a receiver to take possession of all or substantially all of Tenant's assets occurs, or if the attachment, execution or other judicial seizure of all or substantially all of Tenant's assets located at the Premises, or of Tenant's interest in this Lease, occurs; or (4) Tenant or any of its successors or assigns or any guarantor of this Lease ("Guarantor") should file any voluntary petition in bankruptcy, reorganization or arrangement, or an assignment for the benefit of creditors or for similar relief under any present or future statute, law or regulation relating to relief of debtors; or
(5) Tenant or any of its successors or assigns or any Guarantor should be adjudicated bankrupt or have an involuntary petition in bankruptcy, reorganization or arrangement filed against it; or (6) Tenant shall permit, allow or suffer to exist any lien, judgment, writ, assessment, charge, attachment or execution upon Landlord's or Tenant's interest in this Lease or the Premises, and/or the fixtures, improvements and furnishings located thereon; or (7) Tenant is dispossessed from the Premises (other than by Landlord) by process of law or otherwise; or (8) Tenant holds over the Premises after the Expiration Date without Landlord's prior written consent, which may be withheld in Landlord's sole discretion; or (9) this Lease or the interest or estate of Tenant hereunder shall be transferred to, pass to, or devolve to or on any other person or entity in contradiction to the manner permitted under this Lease; or
(10) Tenant violates any of the covenants or restrictions set forth in the rules and regulations which may, from time to time, be promulgated by Landlord with reference to the Premises, or any portion thereof, or to the Building, then Tenant shall be in default hereunder. In the event of a default under this Lease, Landlord may pursue any remedies provided by law or equity and/or the remedies provided in Section 25 of this Lease.

        B. TENANT'S GRACE PERIOD. Tenant shall have a period of ten (10) days to cure a default under this Lease (other than a default for nonpayment of Base Rent or Additional Rent on the due date, or for failure to comply with the terms of Sections 14, 15 or 22 of this Lease, in which cases there shall be no grace period whatsoever) after notice from Landlord specifying the nature of such default. This grace period shall be extended if the default is of a nature that it cannot be completely cured within said ten (10) day period and steps have been diligently commenced and continuously pursued in good faith by Tenant to cure or remedy the default within such ten (10) day period. If the default is not cured after the expiration of the grace period, then Landlord may pursue any remedies provided by law or equity and/or the remedies provided in Section 25 of this Lease.

        C. LANDLORD'S DEFAULT. If Tenant asserts that Landlord has failed to meet any of its obligations under this Lease, Tenant shall provide written notice ("Notice of Default") to Landlord specifying the alleged failure to perform, and Tenant shall send by certified mail, return receipt requested, a copy of such Notice of Default to any and all mortgage holders, provided that Tenant has been previously advised of the address(es) of such mortgage holder(s). Landlord shall have a thirty (30) day period after receipt of the Notice of Default in which to commence during any non-performance by Landlord, and Landlord shall have as much time thereafter to complete such cure as is necessary so long as Landlord's cure efforts are diligent and continuous. If Landlord has not begun the cure within thirty (30) days of receipt of the Notice of Default, or Landlord does not thereafter diligently and continuously attempt to cure, then Landlord shall be in default under this Lease. If Landlord is in default under this Lease, then the mortgage holder(s) shall have an additional thirty (30) days, after receipt of a second written notice from Tenant, within which to cure such default or, if such default cannot be cured within that time, then such additional time as may be necessary so long as their efforts are diligent and continuous.

25. LANDLORD'S REMEDIES FOR TENANT'S DEFAULT:

        A. LANDLORD'S REMEDIES. If Tenant is in default under this Lease, Landlord may, at its option, in addition to such other remedies as may be available under Florida law:

        (1) terminate this Lease and Tenant's right of possession, and retake possession for Landlord's account; or

        (2) terminate Tenant's right of possession without terminating this Lease, retake possession of the Premises for the Tenant's account, repair and alter the Premises in any manner as Landlord deems reasonably necessary or advisable, and relet the Premises or any part of it, as the agent of Tenant, for the whole or any part of the remainder of the Lease Term or for a longer period, and Landlord may grant concessions or free rent or charge a higher rental than that reserved in this Lease. Out of any rent collected or received from subtenants or as a result of such reletting, Landlord shall pay to itself (a) all expenses of every nature which landlord may incur such as (by way of illustration and not limitation) those for attorneys' fees, brokerage, advertising, and refurbishing the Premises in good order or preparing them for reletting, and (b) any balance remaining on account of the liability of Tenant for the sum equal to all Base Rent, Additional Rent and other charges due from Tenant through the Expiration Date. Should Landlord, pursuant to this Section, not collect rent which, after deductions is sufficient to fully pay to Landlord a sum equal to all Base Rent, Additional Rent and other charges payable through the Expiration Date, the balance or deficiency shall, at the election of Landlord, be paid by Tenant; or

        (3) stand by and do nothing, and hold the Tenant liable for all Base Rent, Additional Rent and other charges payable under this Lease through the Expiration Date.

        B. EXERCISE OF LANDLORD'S REMEDIES. If Landlord does not notify Tenant which remedy it is pursuing, or if Landlord's notice to Tenant does not expressly state that Landlord is exercising its remedies under subsection (1) or subsection (3) above, then it shall be deemed that Landlord is pursuing the remedy set forth in subsection (2) above. If Landlord exercises option (1) or
(2) above, Tenant agrees to immediately and peacefully surrender the Premises to Landlord; and if Tenant refuses to do so, Landlord may without further notice reenter the Premises either by force or otherwise and dispossess Tenant, as well as the legal representative(s) of Tenant and/or other occupant(s) of the Premises, by summary proceedings or otherwise, and remove their effects.

       C. ACCELERATION. If Landlord exercises the remedies in subsection (2) or (3) above, Tenant shall immediately pay to Landlord as damages for loss of the bargain caused by Tenant's default, and not as a penalty, in addition to any other damages, an aggregate sum which represents the present value of the full amount of the Base Rent, Additional Rent and all other charges payable by Tenant hereunder that would have accrued for the balance of the Lease Term. If Landlord exercises the remedy in subsection (2) above, Landlord shall account to Tenant at the Expiration Date for amounts actually collected by Landlord as a result of a reletting, net of amounts to be paid to Landlord under subsection
(2) above.

26. LANDLORD'S RIGHT TO PERFORM FOR TENANT'S ACCOUNT:

        If Tenant fails to observe or perform any term or condition of this Lease within the grace period, if any, applicable thereto, then Landlord may immediately or at any time thereafter perform the same for the account of Tenant. If Landlord makes any expenditure or incurs any obligation for the payment of money in connection with such performance for Tenant's account (including reasonable attorneys' fees and costs in instituting, prosecuting and/or defending any action or proceeding through appeal), the sums paid or obligations incurred, with interest at eighteen percent (18%) per annum, will be paid by Tenant to Landlord within ten (10) days after rendition of a bill or statement to Tenant. In the event Tenant in the performance or non-performance of any term or condition of this Lease should cause an emergency situation to occur or arise within the Premises or in the Building, Landlord will have all rights set forth in this paragraph immediately without the necessity of providing Tenant any advance notice.

27. LIENS:

        A. GENERAL. In accordance with the applicable provisions of the Florida Mechanic's Lien Law and specifically Florida Statutes, Section 713.10, no interest of Landlord whether personally or in the Premises, or in the underlying land or Building of which the Premises are a part or the leasehold interest aforesaid shall be subject to liens for improvements made by Tenant or caused to be made by Tenant hereunder. Further, Tenant acknowledges that Tenant, with respect to improvements or alterations made by Tenant or caused to be made by Tenant hereunder, shall promptly notify the contractor making such improvements to the Premises of this provision exculpating Landlord's liability for such liens.

        B. DEFAULT. Notwithstanding the foregoing, if any mechanic's lien or other lien, attachment, judgment, execution, writ, charge or encumbrance is filed against the Building or the Premises or this leasehold, or any alterations, fixtures or improvements therein or thereto, as a result of any work action or inaction done by or at the direction of Tenant or any of Tenant's Agents, Tenant will discharge same of record within ten (10) days after the filing thereof, failing which Tenant will be in default under this Lease. In such event, without waiving Tenant's default, Landlord, in addition to all other available rights and remedies, without further notice, may discharge the same of record by payment, bonding or otherwise, as Landlord may elect, and upon request Tenant will reimburse Landlord for all costs and expenses so incurred by Landlord plus interest thereon at the rate of eighteen percent (18%) per annum.

28. NOTICES:

        Notices to Tenant under this Lease will be addressed to Tenant and mailed or delivered to the address set forth for Tenant in the BLI Rider. Notices to Landlord under this Lease (as well as the required copies thereof) will be addressed to Landlord (and its agents) and mailed or delivered to the address set forth in the BLI Rider. Notices will be personally delivered or given by registered or certified mail, return receipt requested. Notices delivered personally will be deemed to have been given as of the date of delivery and notices given by mail will be deemed to have been given forty-eight
(48) hours after the time said properly addressed notice is placed in the mail. Each party may change its address from time to time by written notice given to the other as specified above.

29. MORTGAGE: ESTOPPEL CERTIFICATE: SUBORDINATION:

        Landlord has the unrestricted right to convey, mortgage and refinance the Building, or any part thereof. Tenant agrees, within seven (7) days after notice, to execute and deliver to Landlord or its mortgagee or designee such instruments as Landlord or its mortgagee may require, certifying the amount of the Security Deposit and whether this Lease is in full force and effect, and listing any modifications. This estoppel certificate is intended to be for the benefit of Landlord, any purchaser or mortgagee of Landlord, or any purchaser or assignee of Landlord's mortgage. The estoppel certificate will also contain such other information as Landlord or its designee may request. This Lease is and at all times will be subject and subordinate to all present and future mortgages or ground leases which may affect the Building and/or the parking areas, and to all recastings, renewals, modifications, consolidations, replacements, and extensions of any such mortgage(s), and to all increases and voluntary and involuntary advances made thereunder. The foregoing will be self-operative and no further instrument of subordination will be required. Tenant hereby agrees to give any holder of any first mortgage on the Building, by registered or certified mail, a copy of any default notice served upon Landlord by Tenant provided Tenant has been provided advance written notice of the name and address of such first mortgage holder.

30. ATTORNMENT AND MORTGAGEE'S REQUEST:

        A. ATTORNMENT. If any mortgagee of the Building comes into possession or ownership of the Premises, or acquires Landlord' a interest by foreclosure of the mortgage or otherwise, upon the mortgagee's request Tenant will attorn to the mortgagee.

        B. MORTGAGE MODIFICATION. If a mortgagee of the Building requests modifications to this Lease as a condition to disbursing any monies to be secured by the mortgage, Tenant agrees that within seven (7) days after request by the mortgagee Tenant will execute, acknowledge and deliver to the mortgagee an agreement, in form and substance satisfactory to the mortgagee, evidencing such modifications, provided they do not increase Tenant's obligations under this Lease or materially adversely affect the leasehold interest created by this Lease.

        C. ESTOPPEL LETTER. Tenant agrees that within seven (7) days after request by any mortgagee of the Building, Tenant will execute, acknowledge and deliver to the mortgagee a notice in form and substance satisfactory to the mortgagee, setting forth such information as the mortgagee may require with respect to this Lease and/or the Premises. If for any reason Tenant does not timely comply with the provisions of this paragraph, Tenant will be deemed to have confirmed that this Lease is in full force and effect with no defaults on the part of either part and without any right of Tenant to offset, deduct or withhold any Rent or Additional Rent.

31. TRANSFER BY LANDLORD:

        If Landlord's interest in the Building terminates by reason of a bonafide sale or other transfer, Landlord wi11, upon transfer of the Security Deposit to the new owner, thereupon be released from all further liability to Tenant under this Lease.

32. SURRENDER OF PREMISES: HOLDING OVER:

        A. SURRENDER. Tenant agrees to surrender the Premises to Landlord on the Expiration Date (or sooner termination of the Lease Term pursuant to other applicable provisions hereof) in as good condition as they were at the commencement of Tenant's occupancy, ordinary wear and tear, and damage by fire and windstorm excepted.

        B. RESTORATION. In all events, Tenant will promptly restore all damage caused in connection with any removal of Tenant's personal property. Tenant will pay to Landlord, upon request, all damages that Landlord may suffer on account of Tenant's failure to surrender possession as and when aforesaid and will indemnify Landlord against all liabilities, costs and expenses (including all reasonable attorneys' fees and costs if any) arising out of Tenant's delay in so delivering possession, including claims of any succeeding tenant.

        C. REMOVAL. Upon expiration of the Lease Term, Tenant will not be required to remove from the Premises Building standard items, installed by Landlord, all of such Building standard items are the property of Landlord. However, should Tenant, prior to the expiration of the Lease Term or during the Lease Term, install or cause to be installed fixtures, trade fixtures or any tenant improvements in excess of Building standard, Landlord shall have the option of retaining same or requiring Tenant to remove same. Should Landlord elect to cause Tenant to remove such items, the cost of removal of same, upon Landlord's election and notice to Tenant, shall be at Tenant's sole cost and expense. Landlord has no obligation to compensate Tenant for any items which are required hereunder to remain on or with the Premises.

        D. HOLDOVER. Without limiting Landlord's rights and remedies, if Tenant holds over in possession of the Premises beyond the end of the Lease Term, during the holdover period the Rent will be double the amount of the Rent due and payable for the last month of the Lease Term.

        E. NO SURRENDER. No offer of surrender of the Premises, by delivery to Landlord or its agent of keys to the Premises or otherwise, will be binding on Landlord unless accepted by Landlord, in writing, specifying the effective surrender of the Premises. At the expiration or termination of the Lease Term, Tenant shall deliver to Landlord all keys to the Premises and make known to Landlord the location and combinations of all locks, safes and similar items. No receipt of money by Landlord from Tenant after the Expiration Date (or sooner termination) shall reinstate, continue or extend the Lease Term, unless Landlord specifically agrees to same in writing signed by Landlord at the time such payment is made by Tenant.

33. NO WAIVER: CUMULATIVE REMEDIES:

        A. NO WAIVER. No waiver of any provision of this Lease by either party will be deemed to imply or constitute a further waiver by such party of the same or any other provision hereof. The rights and remedies of Landlord under this Lease or otherwise are cumulative and are not intended to be exclusive and the use of one will not be taken to exclude or waive the use of another, and Landlord will be entitled to pursue all rights and remedies available to landlords under the laws of the State of Florida. Landlord, in addition to all other rights which it may have under this Lease, hereby expressly reserves all rights in connection with the Building or the Premises not expressly and specifically granted to Tenant under this Lease and Tenant hereby waives all claims for damages, loss, expense, liability, eviction or abatement it has or may have against Landlord on account of Landlord's exercise of its reserved rights, including, but not limited to, Landlord's right to alter the existing name, address, style or configuration of the Building or the common areas, signage, suite identifications, parking facilities, lobbies, entrances and exits, elevators and stairwells.

        B. RENT PAYMENTS. No receipt of money by Landlord from Tenant at any time, or any act, or thing done by, Landlord or its agent shall be deemed a release of Tenant from any liability whatsoever to pay Rent, Additional Rent, or any other sums due hereunder, unless such release is in writing, subscribed by a duly authorized officer or agent of Landlord and refers expressly to this
Section 33. Any payment by Tenant or receipt by Landlord of less than the entire amount due at such time shall be deemed to be on account of the earliest sum due. No endorsement or statement on any check or any letter accompanying any check or payment shall be deemed an accord and satisfaction. In the case of such a partial payment or endorsement, Landlord may accept such payment, check or letter without prejudice to its right to collect all remaining sums due and pursue all of its remedies under the Lease.

34. WAIVER:

        To the extent permitted by law, Tenant hereby waives: (a) jury trial in any action or proceeding regarding a monetary default by Tenant and/or Landlord' a right to possession of the Premises, and (b) in any action or proceeding by Landlord for monies owed by Tenant and/or possession of the Premises, then Tenant waives the right to interpose any crossclaim or counterclaim (except a mandatory crossclaim or counterclaim if the same is provided for pursuant to Florida law). However, the foregoing will not prohibit Tenant from bringing a separate lawsuit against Landlord.

35. CONSENTS AND APPROVALS:

        If Tenant requests Landlord's consent or approval under this Lease, and if in connection with such requests Landlord deems it necessary to seek the advice of its attorneys, architects and/or other experts, then Tenant shall pay the reasonable fee of Landlord's attorneys, architects and/or other experts in connection with the consideration of such request and/or the preparation of any documents pertaining thereto. Whenever under this Lease Landlord's consent or approval is expressly or impliedly required, the same may be arbitrarily withheld except as otherwise specified herein.

36. RULES AND REGULATIONS:

        Tenant agrees to abide by all rules and regulations attached hereto as Exhibit "C" and incorporated herein by this reference, as reasonably amended and supplemented from time to time by Landlord. Landlord will not be liable to Tenant for violation of the same or any other act or omission by any other tenant.

37. SUCCESSORS AND ASSIGNS:

        This Lease will be binding upon and inure to the benefit of the respective heirs, personal and legal representatives, successors and permitted assigns of the parties hereto.

38. QUIET ENJOYMENT:

        In accordance with and subject to the terms and provisions of this Lease, Landlord warrants that it has full right to execute and to perform under this Lease and to grant the estate demised and that Tenant, upon Tenant's payment of the required Rent and Additional Rent and performing of all of the terms, conditions, covenants, and agreements contained in this Lease, shall peaceably and quietly have, hold and enjoy the Premises during the full Lease Term.

39. ENTIRE AGREEMENT:

        This Lease, together with the BLI Rider, exhibits, schedules, addends and guaranties (as the case may be) fully incorporated into this Lease by this reference, contains the entire agreement between the parties hereto regarding the subject matters referenced herein and supercedes all prior oral and written agreements between them regarding such matters. This Lease may be modified only by an agreement in writing dated and signed by Landlord and Tenant after the date hereof.

40. HAZARDOUS MATERIALS:

        A. PROHIBITION OF STORAGE. Tenant shall, at its own expense, at all times and in all respects comply with all federal, state and local laws, statutes, ordinances and regulations, rules, rulings, policies, orders and administrative actions and orders ("Hazardous Materials Laws"), including, without limitation, any Hazardous Materials Laws relating to industrial hygiene, environmental protection or the use, analysis, generation, manufacture, storage, disposal or transportation of any oil, flammable explosives, asbestos, urea formaldehyde, radioactive materials or waste, infectious waste, or other hazardous, toxic, contaminated or polluting materials, substances or wastes, including, without limitation, any "hazardous substances", a "hazardous wastes," "hazardous materials" or "toxic substances" under any such laws, ordinances or regulations (collectively, "Hazardous Materials"). Tenant shall, at its own expense, procure, maintain in effect and comply with all conditions of any and all permits, licensee and other governmental and regulatory approvals relating to the presence of Hazardous Materials within, on, under or about the Premises required for Tenant's use of any Hazardous Materials in or about the Premises in conformity with all applicable Hazardous Materials Laws and prudent industry practices regarding management of such Hazardous Materials. Landlord recognizes and agrees that Tenant may use materials in normal quantities that are applicable to general office use and that such use by Tenant shall not be deemed a violation of this Section, so long as the levels are not in violation of any Hazardous Materials Laws. Upon termination or expiration of the Lease, Tenant shall, at its own expense, casas all Hazardous Materials placed in or about the Premises by Tenant or at Tenant's direction to be removed from the Premises and Building Common Area and transported for use, storage or disposal in accordance and compliance with all applicable Hazardous Materials Laws. Landlord acknowledges that it is not the intent of this Article to prohibit Tenant from operating its business as described in this Lease. Tenant may operate its business according to the custom of the industry so long as the use or presence of Hazardous Materials is strictly and properly monitored according to all applicable governmental requirements. Tenant shall indemnify, protect, defend (by counsel reasonably acceptable to Landlord), and hold Landlord and Landlord's Indemnitees free and harmless from and against any and all claims, liabilities, penalties, forfeitures, losses and expenses (including attorneys' fees or death of or injury to any person or damage to any property whatsoever, including, without limitation, the Building common area, arising from or caused in whole or in part, directly or indirectly, by the presence in or about the Premises of any Hazardous Materials placed in or about the Premises or used by Tenant or at Tenant's direction, or by Tenant's failure to comply with any Hazardous Materials Law or in connection with any removal, remediation, clean up, restoration and materials required hereunder to return the Premises and any other property of whatever nature to their condition existing prior to the appearance of the Hazardous Materials.

        B. DISCLOSURE WARNING AND NOTICE OBLIGATIONS. Tenant shall comply with all laws, ordinances and regulations in the State where the Premises is located regarding the disclosure of the presence or danger of Hazardous Materials. Tenant acknowledges and agrees that all reporting and warning obligations required under the Hazardous Materials Laws are the sole responsibility of Tenant, whether or not such Hazardous Materials Laws permit or require Landlord to provide such reporting or warnings, and Tenant shall be solely responsible for complying with Hazardous Materials Laws regarding the disclosure of, the presence or danger of Hazardous Materials. Tenant shal1 immediately notify Landlord, in writing, of any complaints, notices, warnings, reports or asserted violations of which Tenant becomes aware relating to Hazardous Materials on or about-the Premises. Tenant shall also immediately notify Landlord if Tenant knows or has reason to believe has or will be released on or about the Premises.

        C. ENVIRONMENTAL TESTS AND AUDITS. Tenant shall not perform or cause to be performed, any Hazardous Materials surveys, studies, reports or inspection, relating to the Premises without obtaining Landlord's advance written consent, which consent may be withheld in Landlord's sole discretion. At any time prior to the expiration of the Lease Term, Landlord shall have the right to enter upon the Premises in order to conduct appropriate tests and to deliver to Tenant the results of such tests to demonstrate that levels of any Hazardous Materials in excess of permissible levels has occurred as a result of Tenant's use of the Premises.

        D. SURVIVAL/TENANT'S OBLIGATIONS. The respective rights and obligations of Landlord and Tenant under this Article shall survive the expiration or termination of this Lease.

41. BANKRUPTCY PROVISIONS:

        A. EVENT OF BANKRUPTCY. If this Lease is assigned to any person or entity pursuant to the provisions of the United States Bankruptcy Code, 11 U.S.C. Section 101 et seq. (the "Bankruptcy Code"), any and all monies or other consideration payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Landlord, shall be and remain the exclusive property of Landlord, and shall not constitute the property of Tenant or of the estate of Tenant within the meaning of the Bankruptcy Code. Any and all monies or other considerations constituting Landlord's property under this
Section is not paid or delivered to Landlord shall be held in trust for the benefit of Landlord and shall be promptly paid or delivered to Landlord. Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code shall be deemed without further act or deed to have assumed all of the obligations arising under this Lease on and after the date of such assignment.

        B. ADDITIONAL REMEDIES. In addition to any rights or remedies hereinbefore or hereinafter conferred upon Landlord under the terms of this Lease, the following remedies and provisions shall specifically apply in the event Tenant engages in any one or more of the acts contemplated by the provisions of Section 24 A (3), (4), (5) or (6) of this Lease:

        (1) In all events, any receiver or trustee in bankruptcy shall either expressly assume or reject this Lease within sixty (60) days following the entry of an "Order for Relief" or within such earlier time as may be provided by applicable law.

        (2) In the event of an assumption of this Lease by a debtor or by a trustee, such debtor or trustee shall within fifteen (15) days after such assumption :(i) cure any default or provide adequate assurance that defaults will be promptly cured; (ii) compensate Landlord for actual pecuniary loss or provide adequate assurance that compensation will be made for actual monetary loss, including, but not limited to, all attorneys' fees and costs incurred by Landlord resulting from any such proceedings; and (iii) provide adequate assurance of future performance.

        (3) Where a default exists under this Lease, the trustee or debtor assuming this Lease may not require Landlord to provide services or supplies incidental to this Lease before its assumption by such trustee or debtor, unless Landlord is compensated under the terms of this Lease for such services and supplies provided before the assumption of such Lease.

         (4) The debtor or trustee may only assign this Lease if (i) it is assumed and the assignee agrees to be bound by this Lease, (ii) adequate assurance of future performance by the assignee is provided, whether or not there has been a default under this Lease, and (iii) the debtor or trustee has received Landlord' a prior written consent pursuant to the provisions of this Lease. Any consideration paid by any assignee in excess of the rental reserved in this Lease shall be the sole property of, and paid to, Landlord.

        (5) Landlord shall be entitled to the fair market value for the Premises and the services provided by Landlord (but in no event less than the rental reserved in this Lease) subsequent to the commencement of a bankruptcy event.

        (6) Any security deposit given by Tenant to Landlord to secure the future performance by Tenant of all or any of the terms and conditions of this Lease shall be automatically transferred to Landlord upon the entry of an "Order of Relief".

        (7) The parties agree that Landlord is entitled to adequate assurance of future performance of the terms and provisions of this Lease in the event of an assignment under the provisions of the Bankruptcy Code. For purposes of any such assumption or assignment of this Lease, the parties agree that the term "adequate assurance" shall include, without limitation, at least the following:
(i) any proposed assignee must have, as demonstrated to Landlord's satisfaction, a net worth (as defined in accordance with generally accepted accounting principles consistently applied) in an amount sufficient to assure that the proposed assignee will have the resources to meet the financial responsibilities under this Lease, including the payment of all Rent; the financial condition and resources of Tenant are material inducements to landlord entering into this Lease (ii) any proposed assignee must have engaged in the permitted use described in the BLI Rider for at least five (5) years prior to any such proposed assignment, the parties hereby acknowledging that in entering into this Lease, Landlord considered extensively Tenant's permitted use and determined that such permitted business would add substantially to the tenant balance in the Project, and were it not for Tenant's agreement to operate only Tenant's permitted business on the Premises, Landlord would not have entered into this Lease, and that Landlord's operation of the Project will be materially impaired if a trustee in bankruptcy or any assignee of this Lease operates any business other than Tenant's permitted business; (iii) any assumption of this Lease by a proposed assignee shall not adversely affect Landlord's relationship with any of the remaining tenants in the Project taking into consideration any and all other "use" clauses and/or "exclusively" clauses which may then exist under their leases with Landlord; and (iv) any proposed assignee must not be engaged in any business or activity which it will conduct on the Premises and which will subject the Premises to contamination by any Hazardous Materials.

42. MISCELLANEOUS:

        A. If Tenant has a lease for other space in the Building, any default by Tenant under such lease will constitute a default hereunder.

        B. If any term or condition of this Lease or the application thereof to any person or circumstance is, to any extent, invalid or unenforceable, the remainder of this Lease, or the application of such term or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, is not to be affected thereby and each term and condition of this Lease is to be valid and enforceable to the fullest extent permitted by law. This Lease will be construed in accordance with the laws of the State of Florida.

        C. Submission of this Lease to Tenant does not constitute an offer, and this Lease becomes effective only upon execution and delivery by both Landlord and Tenant.

        D. Tenant acknowledges that it has not relied upon any statement, representation, prior or contemporaneous written or oral promises, agreements or warranties, except such as are expressed herein.

        E. Tenant will pay before delinquency all taxes assessed during the Lease Term against any occupancy interest in the Premises or personal property of any kind owned by or placed in, upon or about the Premises by Tenant.

        F. If Tenant, with Landlord's consent, occupies the Premises or any part thereof prior to the beginning of the Lease Term, all provisions of this Lease will be in full force and effect commencing upon such occupancy, and Base Rent and Additional Rent, where applicable, for such period will be paid by Tenant at the same rate herein specified.

        G. Each party represents and warrants that it has not dealt with any agent or broker in connection with this transaction except for the agents or brokers specifically act-forth in the BLI Rider with respect to each Landlord and Tenant. If either partys' representation and warranty proves to be untrue, such party wi11 indemnify the other party against all resulting liabilities, costs, expenses, claims, demands and causes of action, including reasonable attorneys' fees and costs through all appellate actions and proceedings, if any. The foregoing will survive the end of the Lease Term.

        H. Neither this Lease nor any memorandum hereof will be recorded by Tenant.

        I. Nothing contained in this Lease shall be deemed by the parties hereto or by any third party to create the relationship of principal and agent, partnership, joint venturer or any association between Landlord and Tenant, it being expressly understood and agreed that neither the method of computation of Rent nor any other provisions contained in this Lease nor any act of the parties hereto shall be deemed to create any relationship between Landlord and Tenant other than the relationship of landlord and tenant.

        J. Whenever in this Lease the context allows, the word "including" will be deemed to mean "including without limitation". The headings of articles, sections or paragraphs are for convenience only and shall not be relevant for purposes of interpretation of the provisions of this Lease.

        K. This Lease does not create, nor will Tenant have, any express or implied easement for or other rights to air, light or view over or about the Building or any part thereof.

        L. Landlord reserves the right to use, install, monitor, and repair pipes, ducts and conduits within the walls, columns, and ceilings of the Premises.

        M. Any acts to be performed by Landlord under or in connection with this Lease may be delegated by Landlord to its managing agent or other authorized person or firm.

        N. It is acknowledged that each of the parties hereto has been fully represented by legal counsel and that each of such legal counsel has contributed substantially to the content of this Lease. Accordingly, this Lease shall not be more strictly construed against either party hereto by reason of the fact that one party may have drafted or prepared any or all of the terms and provisions hereof.

        O. Landlord and Tenant acknowledge that the terms and provisions of this Lease have been negotiated based upon a variety of factors, occurring at a coincident point in time, including, but not limited to: (i) the individual principals involved and the financial strength of Tenant, (ii) the nature of Tenant's business and use of the Premises, (iii) the current leasing market place and the economic conditions affecting rental rates, (iv) the present and projected tenant mix of the Building, and (v) the projected juxtaposition of tenants on the floor(s) upon which the Premises are located and the floors within the Building. Therefore, recognizing the totality, uniqueness, complexity and interrelation of the aforementioned factors, the Tenant agrees to use its best efforts not to disseminate in any manner whatsoever, (whether by word of mouth, mechanical reproduction, physical tender or by any manner of visual or aural transmission or review) the terms and conditions of this Lease to third parties who could in any way be considered presently or in the future as prospective tenants for this or any other leasehold property with which Landlord may be involved.

        P. If more than one person or entity is named herein as Tenant, their liability hereunder will be joint and several. In case Tenant is a corporation, Tenant (a) represents and warrants that this Lease has been duly authorized, executed and delivered by and on behalf of Tenant and constitutes the valid and binding agreement of Tenant in accordance with the terms hereof, and (b) Tenant shall deliver to Landlord or its agent, concurrently with the delivery of this Lease, executed by Tenant, certified resolutions of the board of directors (and shareholders, if required) authorizing Tenant's execution and delivery of this Lease and the performance of Tenant to obligations hereunder. In case Tenant is a partnership, Tenant represents and warrants that all of the persons who are general or managing partners in said partnership have executed this Lease on behalf of Tenant, or that this Lease has been executed and delivered pursuant to and in conformity with a valid and effective authorization therefor by all of the general or managing partners of such partnership, and is and constitutes the valid and binding agreement of the partnership and each and every partner therein in accordance with its terms. It is agreed that each and every present and future partner in Tenant shall be and remain at all times jointly and severally liable hereunder and that neither the death, resignation or withdrawal of any partner, nor the subsequent modification or waiver of any of the terms and provisions of this Lease, shall release the liability of such partner under the terms of this Lease unless and until Landlord shall have consented in writing to such release.

        Q. Landlord has made no inquiries about and makes no representations (express or implied) concerning whether Tenant is proposed use of the Premises is permitted under applicable law, including applicable zoning law; should Tenant's proposed use be prohibited, Tenant shall be obligated to comply with applicable law and this Lease shall nevertheless remain in full force and effect.

        R. Notwithstanding anything to the contrary in this Lease, if Landlord cannot perform any of its obligations due to events beyond Landlord's control, the time provided for performing such obligations shall be extended by a period of time equal to the duration of such events. Events beyond Landlord's control include, but are not limited to, hurricanes and floods and other acts of God, war, civil commotion, labor disputes, strikes, fire, flood or other casualty, shortages of labor or material, government regulation or restriction and weather conditions.

        S. Tenant agrees to pay, before delinquency, all taxes assessed during the Lease Term agreement (i) all personal property, trade fixtures, and improvements located in or upon the Premises and (ii) any occupancy interest of Tenant in the Premises.

        T. Landlord shall provide and install, at Tenant's cost, all letters or numerals on doors entering the Premises. All such letters and numerals shall be in the standard graphics as approved by Landlord for the Building, and no others shall be permitted on the Premises without Landlord's prior written consent.

        IN WITNESS WHEREOF, the parties have signed and delivered this Lease as of the day and year first above written.

        Witnesses:                      LANDLORD :
                                        THE EQUITABLE LIFE ASSURANCE
                                        SOCIETY OF THE UNITED STATES, Inc.
/s/ ILLEGIBLE
- ---------------------------             By:  /s/ GRANT GRIMES
/s/ ILLEGIBLE                              ------------------------------
- ---------------------------                 Its:  Investment Officer
(As to Landlord)                                --------------------------

                                        TENANT:

                                        EQUITABLE REAL ESTATE INVESTMENT
                                        MANAGEMENT, Inc.,
                                        a Delaware Corporation

/s/ ANN M. FLYN
- ---------------------------             By:  /s/ SUSAN HAWKEN
/s/ ILLEGIBLE                              ------------------------------
- ---------------------------                 Its:  ATTORNEY-IN-FACT
 (As to Tenant)                                     SUSAN HAWKEN
                                               --------------------------


                                        COMPASS MANAGEMENT AND LEASING, Inc.,
                                        a Delaware corporation

/s/ ILLEGIBLE
- ---------------------------             By: /s/ JOHN NEMECEK
/s/ ILLEGIBLE                              ------------------------------
- ---------------------------                 Its:  Vice President
(As to Landlord)                                --------------------------

                                  EXHIBIT "A"

                                   FLOOR PLAN
                                   ----------

                                   EXHIBIT A
                                   ---------


                           [BLUEPRINT OF FLOOR PLAN]

                                   EXHIBIT B

LOBBY FURNITURE

4    Burgandy/Green Plaid Chairs
1    Pewter Coffee Table (with glass top)
1    Small Wood Telephone Table
1    Custom Lighting Fixture


CONFERENCE ROOM FURNITURE

1    Oval Conference Room Table (wood with glass protective top)
6    Green Conference Room Arm Chairs (with wheels)
1    Green Conference Room Arm Chair (no wheels)
1    End Table (wood) for telephone
1    Drywipe/Slide Screen (in wood cabinet on wall)
1    Custom Lighting Fixture

                                  EXHIBIT "C".

                             RULES AND REGULATIONS

        1. The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors, and halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than ingress and egress to and from the Premises.

        2. No awnings or other projections shall be attached to the outside walls of the Building without the prior written consent of Landlord. No curtains, blinds, shades, or screens shall be attached to or hung in, or used in connection with, any window or door of the Premises, without the prior written consent of Landlord. Such awnings, projections, curtains, blinds, shades, screens, or other fixtures must be of a quality, type, design, and color, and attached in the manner approved by Landlord.

        3. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside of the Premises or Building or on the inside of the Premises if the same can be seen from the outside of the Premises without the prior written consent of Landlord except that the name of Tenant may appear on the entrance door of the Premises. In the event of a violation of the foregoing by Tenant, Landlord may remove same without any liability and may charge the expense incurred by such removal to the Tenant or Tenants violating this rule. Interior signs on doors and the directory shall be inscribed, painted or affixed for each Tenant by Landlord at the expense of such Tenant and shall be of a size and style acceptable to the Landlord.

        4. Tenant shall not occupy or permit any portion of the Premises demised to it to be occupied as an office for a public stenographer or typist, or as a barber or manicure shop, or as an employment bureau. Tenant shall not engage or pay any employees on the Premises, except those actually working for Tenant at the Premises, nor advertise for labor giving an address at the Premises. The Premise. shall not be used for gambling, lodging, or sleeping or for any immoral or illegal purposes. The Premises shall not be used for the manufacture, storage, or sale of merchandise, goods or property of any kind whatsoever.

        5. The sashes, sash doors, skylights, windows, and doors that reflect or admit light and air into the halls, passageway or other public places in the Building shall not be covered or obstructed by any Tenant nor shall any bottles, parcels or other articles be placed on the window sills. No materials shall be placed in the corridors or vestibules nor shall any articles obstruct any air conditioning supply or exhaust vent.

        6. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed and no sweepings, rubbish, rage, or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures by Tenant, its servants, employees, agents, or licensees shall be borne by Tenant.

        7. No Tenant shall mark, paint, drill into, or in any way deface any part of the Premises or the Building of which they form a part. No boring, cutting, or stringing of wires shall be permitted, except with the prior written consent of Landlord, and as it may direct. Should a Tenant require telegraphic, telephonic, annunciator or other communication service, Landlord will direct the electricians where and how wires are to be introduced and placed, and none shall be introduced or placed except as Landlord shall direct. Electric current shall not be used for power or heating without Landlord's prior written permission. Neither Tenant nor Tenant's Agents including, but not limited to electrical repairmen and telephone installers, shall lift, remove or in any way alter or disturb any of the interior ceiling materials of the Premises or Building, nor shall any of same have any access whatsoever to the area above the interior ceiling of the Premises or the Building except with the prior written contact of Landlord and in accordance with guidelines established by Landlord. No antennas shall be permitted.

        8. No bicycles, vehicles, or animals of any kind shall be brought into or kept in or about the Premises, and no cooling shall be done or permitted by any Tenant on said Premises. No Tenant shall cause or permit any unusual or objectionable odors to be produced upon or permeate from the Premises.

        9. Landlord shall have the right to retain a passkey and to enter the Premises at any time, to examine same or to make such alterations and repairs as may be deemed necessary, or to exhibit same to prospective Tenants during normal business hours.

        l0. No Tenant shall make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with occupants of this or neighboring buildings or premises or those having business with them, whether by the use of any musical instrument, radio, talking machine, unmusical noise, whistling, singing, or in any other way. No Tenant shall throw anything out of doors, windows, or skylights, or down the passageways.

        11. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Tenant, nor shall any changes be made in existing locks or the mechanism thereof. Each Tenant must, upon the termination of his tenancy restore to the Landlord all keys of offices and toilet rooms, either furnished to, or otherwise procured by, such Tenant. Tenant shall pay to the Landlord the cost of any lost keys.

        12. Tenant will refer all contractors, contractors' representatives and installation technicians, rendering any service to Tenant, to Landlord for Landlord's supervision, approval, and control before performance of any contractual service. This provision shall apply to all work performed in the building, including installations of telephones, telegraph equipment, electrical devices and attachments, and installations of any nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment or any other physical portion of the Building.

        13. All removals, or the carrying in or out of any safes, freight, furniture or bulky matter of any description must take place during the hours which the Landlord or its agent may determine from time to time. All such movement shall be under supervision of Landlord and in the manner agreed between Tenant and Landlord by pre-arrangement before performance. Such pre-arrangements initiated by Tenant will include determination by Landlord, subject to his decision and control, of the time, method, and routing of movement and limitations imposed by safety or other concerns which may prohibit any article, equipment or any other item from being brought into the building. Landlord reserves the right to prescribe the weight and position of all safes, which must be placed upon 2-inch thick plank strips to distribute the weight. Any damage done to the Building or to other Tenants or to other persons in bringing in or removing safes, furniture or other bulky or heavy articles shall be paid for by the Tenant.

        14. Tenant agrees that all machines or machinery placed in the Premises by Tenant will be erected and placed so as to prevent any vibration or annoyance to any other Tenants in the Building of which the Premises are a part, and it is agreed that upon written request of Landlord, Tenant will, within ten (10) days after the mailing of such notice, provide approved settings for the absorbing, preventing, or decreasing of noise from any or a11 machines or machinery placed in the Premises.


        15. Each Tenant shall, at its expense, provide artificial light for the employees of the Landlord while doing janitor service or other cleaning, and in making repairs or alterations in said Premises.

        16. The requirements of Tenant will be attended to only upon written application at the office of the Building. Employees of Landlord shall not receive or carry messages for or to any Tenant or other person nor contract with or render free or paid services to any Tenant or Tenant's agent, employees, or invitees.

        17. Canvassing, soliciting, and peddling in the Building is prohibited and each Tenant shall cooperate to prevent the same.

        18. Tenant shall have the free use of the mail chutes, if any, installed in the Building, but the landlord in no wise guarantees efficiency of the said mail chutes and shall be in a no wise responsible for any damage or delay which may arise from use thereof.

        19. Landlord will not be responsible for lost, stolen, or damaged property, equipment, money, or Jewelry from Tenant's area or public rooms regardless of whether such loss occurs when area is locked against entry or not.

        20. Landlord specifically reserves the right to refuse admittance to the Building from 6 p.m. to 8 a.m. daily, or on Saturdays, Sundays or legal holidays, to any person or persons who cannot furnish satisfactory identification, or to any person or persons who, for any other reason in the Landlord's Judgment, should be denied access to the Premises. Landlord, for the protection of the Tenant and Tenant's effects may prescribe hours and intervals during the night and on Saturdays, Sundays and holidays, when all persons entering and departing the Building shall be required to enter their names, the offices to which they are going or from which they are leaving, and the time of entrance and departure in a register provided for the purpose by that Landlord.

        21. No Tenant, nor any of Tenant's Agents, shall at any time bring or keep upon the Premises any inflammable, combustible, or explosive fluid, chemical, or substance.

        22. Landlord reserves the right to make such other and further reasonable rules and regulations as in its judgment may from time to time be needful for the safety, care and cleanliness of the Premises, and for the preservation of good order therein and any such other or further rules and regulations shall be binding upon the parties hereto with the same force and effect as if they had been inserted herein at the time of the execution hereof.

FIRST ADDENDUM CYPRESS CENTRE STANDARD OFFICE LEASE

        This addendum to Cypress Centre Standard Office Lease (this "Addendum") dated this 13th day of September 1993 hereby amends that certain Cypress Centre Standard Office Lease (the "Lease") dated concurrently herewith, by and between The Equitable Life Assurance Society of the United States ("Landlord") and Equitable Real Estate Investment Management a Delaware Corporation and COMPASS Management and Leasing, Inc., a Delaware Corporation ("Tenant"). The parties hereby agree as follows:

        1. RATIFICATION. Except as expressly set forth herein, the terms of the lease are hereby ratified and affirmed.

        2. CONFLICT. In the event of a conflict between the provisions of the Lease and this Addendum, the terms of this Addendum shall prevail.

        3. TERMS. Unless otherwise defined herein, terms used herein shall have the meaning or definition as set forth in the Lease.

        4. CANCELLATION OPTION. So long as Tenant is not in default hereunder, Tenant shall have a one (1) time option to cancel the Lease during any time after the end of the Thirty Sixth (36th) month of the Lease Term, provided that Tenant gives written notice to Landlord of Tenant's intention to cancel the Lease ninety (90) days before the intended expiration date and further provided that such notice includes a check made payable to Landlord which represents reimbursement to Landlord for all unamortized Tenant Improvement Costs for the remaining months canceled on the Lease Term plus applicable Florida State Sales Tax.

        5. MORTGAGE SUBORDINATION: NON-DISTURBANCE AGREEMENT. The following sentence is added to the end of Section 29 and 30 of the Lease, entitled "Mortgage Subordination". Notwithstanding anything in this Section 30 to the contrary, as of the date of execution of this First Amendment, there are no mortgages encumbering the Building. In the future, if Lessor encumbers the Building with a mortgage, then Lessee shall not be obligated to sign a Subordination/Attornment Agreement in favor of any such mortgagee unless such mortgagee signs a Non-Disturbance Agreement in favor of Lessee stating essentially that so long as Lessee is not in default, Lessee's possession of the Premises shall not be disturbed if such mortgage is foreclosed.

        6. BUILD OUT ALLOWANCE. Landlord and Tenant agree the Build-Out Allowance will not exceed $224,889.50 (Two hundred twenty four thousand, eight hundred eighty-nine dollars and 50/100) and shall be based upon a mutually agreed upon space plan and working drawings prepared by Mummaw and Associates, Project #9216-llSA attached hereto.

        7. SQUARE FOOTAGE OF PREMISES. Landlord and Tenant hereby acknowledge that the amount of 8525 square feet contained in the Lease, describing the amount of square feet contained in the Premises, is the amount of rentable square feet which Landlord demises to Tenant. It is of the Landlord's understanding that internally, the Tenant may allocate the Rent due with Equitable Real Estate Investment Management to pay fifty-seven percent (57%) and COMPASS Management and Leasing, Inc. to pay forty three (43%), however, in no event shall this relieve either party from responsibility to pay the amount due in the BLI Rider.

        8. ASSIGNMENT AND SUBLETTING. Section 14.A should include that Landlord's prior written consent will not be unreasonably withheld.

        9. HOLDOVER RENT. Section 32.D shall be revised to read that, without limiting Landlord's right and remedies, if Tenant holds over in possession of the Premises beyond the end of the Lease Term, during the holdover period the Rent will continue in the amount due and payable for the last month of the Lease Term.

        l0. RADON GAS. Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit.

        IN WITNESS WHEREOF, the parties have executed this Addendum on the date first set out above.

        Witnesses:                      LANDLORD :
                                        THE EQUITABLE LIFE ASSURANCE
                                        SOCIETY OF THE UNITED STATES, Inc.
/s/ ILLEGIBLE
- ---------------------------             By: /s/ GRANT GRIMES
/s/ ILLEGIBLE                              ------------------------------
- ---------------------------                 Its:  Investment Officer
(As to Landlord)                                --------------------------

                                        TENANT:

                                        EQUITABLE REAL ESTATE INVESTMENT
                                        MANAGEMENT, Inc.,
                                        a Delaware Corporation

/s/ ANN M. FLYN
- ---------------------------             By:  /s/ SUSAN HAWKEN
/s/ ILLEGIBLE                              ------------------------------
- ---------------------------                 Its:  Attorney-In-Fact
(As to Tenant)                                     SUSAN HAWKEN
                                               --------------------------


                                        COMPASS MANAGEMENT AND LEASING, Inc.,
                                        a Delaware corporation

/s/ ILLEGIBLE
- ---------------------------             By:  /s/ JOHN NEMECEK
/s/ ILLEGIBLE                              ------------------------------
- ---------------------------                 Its:  Vice President
(As to Tenant)                                 --------------------------